UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22883

          ARK ETF Trust

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC
200 Central Avenue, Suite 220

            St. Petersburg, FL 33701

(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive

             Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (727) 810-8160

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

(a)     The Report to Shareholders is attached herewith.

ARK INVEST

ARK ETF TRUST
ANNUAL REPORT

JULY 31, 2023

INVESTING AT THE PACE OF **INNOVATION**

ARK Genomic Revolution ETF (ARKG)
ARK Autonomous Technology & Robotics ETF (ARKQ)
ARK Innovation ETF (ARKK)
ARK Next Generation Internet ETF (ARKW)
ARK Fintech Innovation ETF (ARKF)
ARK Space Exploration & Innovation ETF (ARKX)
The 3D Printing ETF (PRNT)
ARK Israel Innovative Technology ETF (IZRL)

Shareholder Letter (Unaudited)

Dear Shareholder:

ARK Investment Management LLC (“ARK” or the “Adviser”), the investment adviser to the ARK ETF Trust (the “ARK ETFs”) specializes in thematic investing in disruptive innovation. The ARK ETFs include portfolio companies that we believe are leading and benefiting from five innovation platforms: artificial intelligence (AI), energy storage, robotics, multiomic sequencing, and blockchain technology. These platforms involve 14 technologies, including neural networks, multiomic technologies, autonomous mobility, and cryptocurrencies. According to ARK’s research, these five innovation platforms are converging to create unprecedented growth trajectories. AI is the most important catalyst, its velocity cascading through all other technologies. The market value of disruptive innovation platforms could scale 40% at an annual rate during this business cycle, from $13 trillion today to $200 trillion by 2030.1 In 2030, the market value associated with disruptive innovation could account for the majority of the global equity market capitalization.

In 2022, one of the most challenging years in market history, transparency was more important than ever as shares of innovation-focused companies suffered disproportionately. In our view, the equity market largely ignored game-changing innovation throughout the year. These technological breakthroughs are corroborating our original research and boosting our confidence that ARK’s strategies are on the right side of change. Disruption can surface in surprising forms and at unexpected times. Innovation solves problems and has historically gained share during turbulent times.

For example, thanks to a new form of gene editing, a young girl in the UK with leukemia went from her death bed in May to cancer-free in November 2022. Base editing and multiplexing have the potential to provide more effective CAR-T treatments for patients with otherwise incurable cancers. Relating to the next generation of the internet, AI is advancing at an unprecedented rate, with ChatGPT, a version of GPT-3 optimized for conversation, signing up one million users in just five days in 2022. This uptake is particularly impressive compared to the original GPT-3, which took 24 months to reach the same level. ChatGPT already scores above the national average on the SAT, demonstrating its potential to revolutionize the way we approach knowledge work.

Fast forward to 2023, and the market appears to agree that AI is reshaping industries, and we believe it could be a long-term growth driver more impactful than the internet. During the second quarter of 2023, ChatGPT continued its momentum in capturing the imagination of businesses and consumers, unleashing excitement that sparked a rally in mega-cap technology stocks. Relatedly, shares of NVIDIA soared in May after the company reported its fiscal first-quarter earnings and became a clear beneficiary of the boom in generative AI that ChatGPT unleashed. Seemingly, many investors assumed that benchmark-heavy incumbents that came of age during the internet revolution would benefit disproportionately from the AI revolution as well.

In our view, the rapidly evolving AI landscape is likely to disrupt major segments of the broad-based benchmarks. AI training costs have been declining at an average rate of 70%, roughly 3x, per year.2 In our view, common benchmarks may not be capturing effectively this potential opportunity set. As such, it may be prudent to complement, hedge, or diversify core benchmark exposures by investing in alternative public equity exposures. Since 2014, with tech-specific domain expertise, ARK analysts have focused on the industries, companies, and stocks that ARK believes are likely to be prime beneficiaries of the AI revolution. Given ARK analysts’ understanding of hardware, software, and applications, ARK portfolios offer significant exposure to the AI opportunity.

On the following pages, you will find information relating to your ARK ETF investment. If you have any questions, I encourage you to contact your financial advisor or ARK directly. You can find additional information, including our daily portfolio holdings, on the ARK ETF website located at: www.ark-funds.com.

We appreciate the opportunity to help you meet your investment goals and thank you for enabling us to invest for you at the pace of innovation!

Sincerely,

Catherine D.Wood

Chief Investment Officer and Chief Executive Officer

ARK Investment Management LLC

1           ARK Investment Management LLC. 2023. “Big Ideas – Technological Convergence.” https://ark-invest.com/big-ideas-2023/technological-convergence/

2           ARK Investment Management LLC. 2023. “Big Ideas – Artificial Intelligence.” https://ark-invest.com/big-ideas-2023/artificial-intelligence/

Management’s Discussion of Fund Performance (Unaudited)
Market Review and Investment Strategy

In the fiscal year ended July 31, 2023, global equity markets appreciated as NVIDIA’s guidance for the second quarter shocked on the high side of expectations, thanks to provocative proofs of concepts from artificial intelligence (AI) generally and ChatGPT specifically. Increased demand for AI hardware is pointing toward a significant acceleration in software revenue growth. As companies develop AI-powered products and services, ARK estimates that software may generate up to $8 of revenue for every dollar spent on AI hardware by 2030. In what could be “winner take most” opportunities, we believe companies with large pools of proprietary data and broad-based distribution should be best positioned to capitalize on AI use cases and reap the potentially dramatic productivity gains associated with generative AI.

Recent economic data and comments from the US Federal Reserve (Fed) appear to have tempered investors’ previous expectations of interest rate declines. Now, interest rate futures are pricing in a slowdown or recession and one or two more rate hikes could occur before interest rates start to decline. Should an economic slowdown evolve into a hard landing, the slope of interest rate declines could steepen.

Economic data was not as clear-cut. While the labor market seemed resilient, a number of leading indicators were warning of recession.

•        With a strong correlation to Gross Domestic Product (GDP), the US Leading Economic Index (LEI) has dropped for 14 consecutive months and now is down 7.9% year-over-year.2 In 2022, GDP declined for two consecutive quarters, a technical recession. During the last two quarters, Gross Domestic Income (GDI) – which should equal GDP over time – has declined sequentially. The divergence in growth between GDP and GDI is begging the question about future revisions: will GDI be revised up or GDP down. Our view is the latter.

•        Based on monthly surveys from the Federal Reserve District Banks of Dallas, New York, Philadelphia, Richmond, and Kansas, manufacturing activity is contracting at an accelerated rate. Corroborating this evidence, new orders in the national Purchasing Managers’ Index, an index of the prevailing direction of economic trends in the manufacturing and service sectors, are declining.

•        According to the Senior Loan Officer Opinion Survey (SLOOS), the willingness of banks to lend is plummeting, often a leading indicator of recession. Borrowing and lending play pivotal roles during economic expansions. The demand for commercial and industrial (C&I) loans is consistent with previous recession levels, and the Bank of America Fund Manager Survey suggests that commercial real estate could be the epicenter of the next financial crisis.

•        US consumer sentiment3 remains at levels last seen during the Global Financial Crisis in 2008-2009 and back-to-back recessions with double-digit inflation and interest rates during the early 1980s. Meanwhile, the personal saving rate has collapsed from 9.3% pre-COVID to 4.6%4 which, when coupled with historically low consumer sentiment, is pointing toward weakness in consumption growth. Adding to those concerns, the third largest category of non-housing debt, credit card balances have reached a record high level at ~$1 trillion.5 Because interest rates on credit cards nearly doubled to 20-21% during the past ten years, the burden of credit card debt has intensified. Additionally, student loan payments are slated to resume this October, further pressuring consumer purchasing power.

•        In recent months, PIMCO and Brookfield have defaulted on commercial property mortgages across major US cities, a trend exacerbated by the combination of rapid interest rate increases and the lower occupancy rates associated with the shift to remote work environments. Recent trends have hit San Francisco particularly hard, the value of one commercial use building dropping from $300 million to $60 million, or 80%, in four years.6 Moreover, two of San Francisco’s largest hotels are vacating the city.

The movement in interest rates over this fiscal period was remarkable. The Federal Funds Target Rate has surged 22-fold in the last year, a faster pace than all previous tightening cycles – including the one in 1980-1981 that crushed inflation – creating significant strains at regional banking and in commercial real estate. Bank deposits have dropped 4.0% year-over-year, the largest decline since 1948. We believe additional rate hikes will exacerbate this fragile situation.

2           The Conference Board. Data as of May 31, 2023.

3           As of June 30, 2023, measured by the University of Michigan.

4           Federal Reserve Economic Data. Saving rate was 9.3% as of February 1, 2020, and 4.6% as of May 1, 2023.

5           Federal Reserve Economic Data as of February 1, 2023.

6           Wall Street Journal. Published April 27, 2023.

Management’s Discussion of Fund Performance (continued) (Unaudited)

While the Fed is determined to squelch inflation by increasing interest rates, the bond market has been signaling that it could be making a major mistake. Since March 2021, the yield curve7 has flattened by 265 basis points, inverting from +159 to -106 basis points,8 the worst inversion since the early 1980s when the Fed was fighting entrenched double-digit inflation. This dynamic suggests that both real growth and inflation could surprise on the low side of expectations. In ARK’s view, the Fed is making decisions based on lagging indicators – employment and headline inflation – and ignoring leading indicators that are telegraphing recession and/or price deflation.

The Federal Reserve began increasing interest rates when the year-over-year Consumer Price Index (CPI) – a lagging economic indicator – reached 8.5% in March 2022. Shortly thereafter, an inflationary surge influenced by geopolitical pressures and inventory hoarding peaked at 9.1% year-over-year. Since then, CPI inflation has dropped to 3.0%,9 thanks to various deflationary forces – good, bad, and cyclical. Tesla’s CEO Elon Musk10 and DoubleLine’s CEO Jeff Gundlach11 have echoed our concerns about the risk of deflation.

Innovation is a potential source of good deflation, as learning curves can cut costs and increase productivity. Yet, we believe many companies have catered to short-term-oriented, risk-averse shareholders, satisfying their demands for profits/dividends “now”. On balance, they have leveraged their balance sheets to buy back stock, bolster earnings, and increase dividends. In so doing, many have curtailed investments and could be ill-prepared for the potential disintermediation associated with disruptive innovation. Saddled with aging products and services, they could be forced to cut prices to clear unwanted inventories and service debt, causing bad deflation.

If we are correct in our assessment that growth, inflation, or both will surprise on the low side of expectations, scarce double-digit growth opportunities should be rewarded accordingly. The adoption of new technologies typically accelerates during tumultuous times as concerned businesses and consumers change their behavior much more rapidly than otherwise would be the case. As a result, stocks of innovation-oriented companies have historically performed better and emerge as new market leaders toward the end of a bear market. We believe the coronavirus crisis and Russia’s invasion of Ukraine have transformed the world significantly and permanently, suggesting that many innovation-driven strategies and stocks could be productive holdings during the next five to ten years.

ARK continues to research and discover companies that are causing or embracing disruptive innovation, and that are creating pockets of rapid growth in an otherwise uncertain growth environment. Relative to the S&P 500 Index and the MSCI World Index, ARK Genomic Revolution ETF, ARK Autonomous Technology and Robotics ETF, ARK Innovation ETF, ARK Space Exploration ETF, and ARK’s self-indexed ETFs underperformed these broad-based indexes during the fiscal year ended July 31, 2023, while the ARK Next Generation Internet ETF and ARK Fintech Revolution ETF overperformed these indexes.

7           As measured by the difference between yields on the 10-year Treasury bond and the 2-year Treasury note.

8           An inversion means the long-term Treasury yield is lower than the short-term Treasury yield. The yield difference was +159 basis points on March 29, 2021, and -106 basis points on June 30, 2023. One basis point is equal to 1/100 of a percentage point, or 0.01%.

9           US Bureau of Labor Statistics. Data as of June 30, 2023.

10         https://twitter.com/elonmusk/status/1569948349549379585

11           https://www.cnbc.com/2022/09/13/gundlach-says-buy-long-term-treasuries-as-deflation-is-the-bigger-threat-right-now.html

Management’s Discussion of Fund Performance (continued) (Unaudited)
Investment Results: ARK Genomic Revolution ETF (ARKG)

The ARK Genomic Revolution ETF (ARKG) is an actively managed exchange-traded fund that invests in companies across multiple sectors, including health care, information technology, materials, energy, and consumer discretionary, that are relevant to the Fund’s Genomic Revolution investment theme.

During the fiscal year ended July 31, 2023, ARKG underperformed the S&P 500 Index and the MSCI World Net Index.

The top positive contributors to ARKG’s performance were Exact Sciences Corp. (EXAS or Exact Sciences), Pacific Biosciences of California, Inc. (PACB), Schrödinger, Inc. (SDGR or Schrödinger), Signify Health, Inc. (SGFY), and NVIDIA Corp. (NVDA or NVIDIA). Shares of Exact Sciences contributed to performance after the company surpassed revenue and earnings expectations for the first quarter of 2023 and guided to positive free cash flow, which is the residual amount of cash that a business has earned from its operations, over a specific period of time, less maintenance, during 2023. In addition, Exact Sciences’ next-generation Cologuard screening test for colon cancer demonstrated better specificity and sensitivity than Exact Sciences’ existing product, so it will seek FDA approval of the new test by the end of this year. Schrödinger specializes in developing computational tools and software for drug discovery and materials science. In the absence of meaningful company-specific news in second-quarter 2023, shares of Schrödinger rallied in tandem with a broad rotation into the beneficiaries of artificial intelligence in 2023. Shares of NVIDIA appreciated after the company announced much better than expected guidance for the second quarter of 2023, thanks to demand for data center products in response to breakthroughs in generative AI. As the primary provider of accelerated computing hardware for developing and running large language models, NVIDIA should be an early beneficiary of the boom in generative AI that ChatGPT unleashed late last year.

The biggest detractors to ARKG’s performance were Fate Therapeutics, Inc. (FATE or Fate Therapeutics), CareDX, Inc. (CDNA), Beam Therapeutics, Inc. (BEAM or Beam Therapeutics), 908 Devices (MASS) and Twist Bioscience Corp. (TWST or Twist Bioscience).

ARK started exiting its position in Fate Therapeutics in December 2022. Shares of the company declined in the fourth quarter of 2022 after Fate Therapeutics announced disappointing preclinical data from a project with GT Biopharma focused on the potential for a new therapeutic approach to treating acute myeloid leukemia. Shares of Beam Therapeutics declined in a broad-based sell-off in gene-editing names in 2023 on no meaningful company specific news. Beam Therapeutics is focused on applying its novel base-editing method to rare disease indications. Shares of Twist Bioscience traded down after the company issued light fiscal 2023 second-quarter revenue guidance based on a weaker-than-expected biopharma outlook. Twist Bioscience left full-year and long-term top-line guidance intact based on 30% growth in quarterly order bookings. Historically, Twist Bioscience has generated approximately 55-60% of its revenue in the second half. In our view, Twist Bioscience is a preeminent provider of synthetic biology reagents and tools – particularly oligonucleotides – to the translational research and clinical markets. Thanks to the capture efficiency of its oligos, Twist Bioscience’s next-generation sequencing (NGS) business is gaining momentum.

Average Annual Total Returns as of 7/31/23
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Genomic Revolution ETF
Net Asset Value	3.46%	-10.50%	6.63%	8.56%
Market Price	3.80%	-10.45%	6.64%	8.58%
S&P 500 Index	13.02%	13.72%	12.20%	12.08%
MSCI World Net Index	13.48%	11.67%	9.12%	8.97%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Management’s Discussion of Fund Performance (continued) (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKG is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Management’s Discussion of Fund Performance (continued) (Unaudited)
Investment Results: ARK Autonomous Technology & Robotics ETF (ARKQ)

The ARK Autonomous Technology & Robotics ETF (ARKQ) is an actively managed exchange-traded fund that invests in securities of autonomous technology and robotics companies that are relevant to the Fund’s Robotics and Autonomous Technology investment theme.

During the fiscal year ended July 31, 2023, ARKQ underperformed the S&P 500 Index and the MSCI World Net Index.

The top positive contributors to ARKQ’s performance were NVIDIA Corp. (NVDA or NVIDIA), Archer Aviation, Inc. (ACHR), Tesla, Inc. (TSLA or Tesla), Iridium Communications, Inc. (IRDM or Iridium), and Deere & Co. (DE). NVIDIA shares contributed to performance, for the reasons discussed above. Tesla shares rallied following several events in 2023, after a decline in the second half of 2022 due to broad macro environment concerns over consumer demand. First, Tesla held its Investor Day in March 2023, as to what will be its next-generation vehicle. Second, during its annual shareholder meeting, Tesla announced that co-founder J.B. Straubel would join the Board of Directors. Third, Tesla competitors General Motors, Ford, and Volvo announced that they will adopt the Tesla charging connector and join the Tesla Supercharger network in the coming years. Furthermore, SAE International, the automotive industry body that sets and reviews engineering standards, announced that it would standardize Tesla’s North American Charging Standard connector. Lastly, Tesla reaffirmed its promise to deliver the first Cybertrucks this year. Shares of Iridium surged in the first quarter of 2023 after the company announced a partnership with Qualcomm to provide satellite service for smartphones. The shares later pulled back, in July 2023, after the company reported second quarter earnings, missing Wall Steet revenue and earnings estimates. Additionally, Iridium had a great second half of 2022 due to momentum across business lines and an agreement with SpaceX.

The biggest detractors from ARKQ’s performance were TuSimple Holdings, Inc. (TSP or TuSimple), Trimble, Inc. (TRMB or Trimble), XPeng, Inc. (XPEV), Velo3D, Inc. (VLD or Velo3D), and Proto Labs (PRLB). TuSimple experienced turbulence after the company fired Xiaodi Hou, CEO and Co-Founder. Additionally, a

Wall Street Journal report alleged TuSimple was facing investigations from the FBI, SEC, and the Committee on Foreign Investment in the US over its ties to a Chinese startup (Hydron). With the three US organizations investigating TuSimple, ARK believed incremental partners and customers would likely avoid working with TuSimple and sought to lower the exposure to this name. Earlier in 2023, the Norwegian Public Roads Administration (NPRA) selected Trimble’s software to manage, maintain and operate the country's road network and associated transportation infrastructure. However, shares of Trimble fell as the company reported fourth-quarter 2022 earnings that were below expectations, with a decline in revenue and operating margin. In December 2022, shares of the company also depreciated after the company announced that it would acquire Transporeon, a company that makes transportation management software, for the equivalent of $2 billion in cash. Trimble is a leader in advanced positioning solutions, including Global Navigation Satellite System (GNSS), Global Positioning System (GPS), laser, optics, and inertial technologies. Much of the depreciation in Velo3D shares occurred in the second half of 2022 after the company reported that supply chain delays caused shipment disruptions during the third quarter 2022 and lowered full-year revenue guidance. Movement in 2023 can be related to the merger and acquisition activity within the 3D Printing industry involving Nano Dimension Ltd., Stratasys Ltd., 3D Systems Corp., and Desktop Metal, Inc. Velo3D is an additive manufacturing and 3D printing company specializing in support-free powder bed fusion.

Average Annual Total Returns as of 7/31/23
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Autonomous Technology & Robotics ETF
Net Asset Value	4.85%	4.32%	11.99%	13.89%
Market Price	4.98%	4.28%	11.96%	13.90%
S&P 500 Index	13.02%	13.72%	12.20%	12.08%
MSCI World Net Index	13.48%	11.67%	9.12%	8.80%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Management’s Discussion of Fund Performance (continued) (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKQ is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Management’s Discussion of Fund Performance (continued) (Unaudited)
Investment Results: ARK Innovation ETF (ARKK)

The ARK Innovation ETF (ARKK) is an actively managed exchange-traded fund that invests in securities of companies that rely on or benefit from the development of new products or services, technological improvements, and scientific advancement related to ARK’s strategic platform areas of genomics (“Genomic Revolution Theme”), robotics and autonomous technology (“Robotics and Autonomous Technology Theme”), next generation internet (“Next Generation Internet Theme”), or financial technology (“Fintech Theme”).

During the fiscal year ended July 31, 2023, ARKK underperformed the S&P 500 Index and the MSCI World Net Index.

The top positive contributors to ARKK’s performance were Exact Sciences Corp. (EXAS), Coinbase Global, Inc. (COIN or Coinbase), Shopify, Inc. (SHOP or Shopify), DraftKings, Inc. (DKNG or DraftKings), and Roku, Inc. (ROKU). Shares of crypto-related companies, including Coinbase, surged during the first quarter of 2023. In July, Shares of Coinbase and other crypto-related stocks rallied after the company relisted Ripple’s XRP after a landmark ruling by a U.S. District Court, which states that the coin is not a security in terms of sales to the general public. Earlier in June, the U.S. Securities and Exchange Commission (SEC) charged Coinbase with operating an unregistered securities exchange, broker, and clearing agency, a move telegraphed by its Wells Notice in March. The new case followed the SEC’s recent actions against other prominent players that list similar assets – Kraken, Bittrex, and Binance, for example. Despite the SEC’s threat to end its staking operations, Coinbase appears well-positioned to navigate the regulatory environment following the downfall of FTX, which eliminated one of its primary competitors. Shares of Shopify appreciated after the company posted first-quarter 2023 revenue and earnings that surpassed analysts' expectations. Shopify also announced that it will sell its logistics business – launched in 2019 with the purchase of warehouse robot startup 6 River Systems – to Flexport, Inc., with whom Shopify will continue to partner and in whom it now will have a 13% equity position. Shares of DraftKings rose after the company reported positive first-quarter 2023 results, including 84% year-over-year revenue growth. In the past year, DraftKings’ share of total wagers in mobile sports betting has increased from 28% to 32%. The company also has taken share in gross gaming revenues (GGR) and, at 26% for the quarter, is leading the industry.

The biggest detractors from ARKK’s performance were Zoom Video Communications, Inc. (ZM or Zoom), Beam Therapeutics, Inc. (BEAM or Beam Therapeutics), Fate Therapeutics, Inc. (FATE or Fate Therapeutics), Intellia Therapeutics, Inc. (NTLA) and Teladoc Health, Inc. (TDOC). Shares of Zoom declined relatively recently after an analyst from Citibank focused on increased competition in the enterprise communications space and negative data points suggesting slower growth generally. We maintain conviction in Zoom’s potential to share most of the enterprise communications platform space with Microsoft Corp. Shares of Beam Therapeutics and Fate Therapeutics also detracted from performance, for the reasons discussed above.

Average Annual Total Returns as of 7/31/23
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Innovation ETF
Net Asset Value	11.71%	-13.69%	3.76%	12.36%
Market Price	11.79%	-13.67%	3.75%	12.38%
S&P 500 Index	13.02%	13.72%	12.20%	12.08%
MSCI World Net Index	13.48%	11.67%	9.12%	8.97%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKK is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Management’s Discussion of Fund Performance (continued) (Unaudited)
Investment Results: ARK Next Generation Internet ETF (ARKW)

The ARK Next Generation Internet ETF (ARKW) is an actively managed exchange-traded fund that invests in securities of companies that are relevant to the Fund’s Next Generation Internet investment theme.

During the fiscal year ended July 31, 2023, ARKW outperformed the S&P 500 Index and the MSCI World Net Index.

The top contributors to ARKW’s performance were Shopify, Inc. (SHOP), Coinbase Global, Inc. (COIN), DraftKings, Inc. (DKNG), for reasons discussed above, Roku, Inc. (ROKU) and Grayscale Bitcoin Trust (GBTC).

The biggest detractors from ARKW’s performance were Zoom Video Communications, Inc. (ZM or Zoom), Tesla, Inc. (TSLA), Teladoc Health, Inc. (TDOC or Teladoc), Twilio, Inc. (TWLO) and Vuzix Corp. (VUZI). Shares of Zoom detracted from performance for the reasons discussed above. Shares of Teladoc fell in the third quarter of 2022 following a downgrade by Wall Street analysts, who raised concerns about near term performance. Shares depreciated after the company reported its fourth-quarter earnings results, which missed Wall Street expectations, and management issued weak guidance. Management attributed the results to macroeconomic challenges affecting both of its revenue segments. Nevertheless, Teladoc expects growth in the portion of its chronic care segment that pertains to diabetes due to the growth in GLP-1 agonist medications. This could prove a significant headwind for this already important care vertical for Teladoc.

Average Annual Total Returns as of 7/31/23
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Next Generation Internet ETF
Net Asset Value	23.25%	-11.05%	7.54%	17.43%
Market Price	23.55%	-11.02%	7.57%	17.45%
S&P 500 Index	13.02%	13.72%	12.20%	12.08%
MSCI World Net Index	13.48%	11.67%	9.12%	8.80%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKW is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Management’s Discussion of Fund Performance (continued) (Unaudited)
Investment Results: ARK Fintech Innovation ETF (ARKF)

The ARK Fintech Innovation ETF (ARKF) is an actively managed exchange-traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of financial technology (“Fintech”) innovation.

During the fiscal year ended July 31, 2023, ARKF outperformed the S&P 500 Index and the MSCI World Net Index.

The top positive contributors to ARKF’s performance were Shopify, Inc. (SHOP), Coinbase Global, Inc. (COIN or Coinbase), DraftKings, Inc. (DKNG), for the reasons discussed above, Global-e Online Ltd. (GLBE), and MercadoLibre, Inc. (MELI).

The biggest detractors from ARKF’s performance were Silvergate Capital Corp. (SICP or Silvergate), Twilio, Inc. (TWLO or Twilio), Teladoc Health, Inc. (TDOC or Teladoc), Z Holdings Corp. (4689 JP), and Sea Ltd. (SE). ARK started exiting its position in Silvergate in early January after losing conviction in the company. In March, Silvergate announced that it had entered Federal Deposit Insurance Corporation (FDIC) receivership and would liquidate assets and wind down operations. Silvergate catered to institutional investors seeking to transfer government issued (fiat) currency to crypto exchanges. Taking fiat deposits and routing them through its Silvergate Exchange Network (SEN), Silvergate grew crypto-related deposits more than six-fold in two years, from less than $2 billion in early 2020 to approximately $13 billion in 2022. After the collapse of FTX last November, its customers began to draw down deposits, which Silvergate honored initially by liquidating assets on its balance sheet and tapping the Federal Home Loan Bank of San Francisco for a credit line. In early March, citing audit procedures and regulatory inquiries, the company delayed its 10-K filing, and one week later wound up in FDIC receivership. Prior to its demise, several crypto firms, including Coinbase, had moved their banking from Silvergate to other crypto-friendly banks, one of which – Signature Bank – also entered FDIC receivership. Twilio and Teladoc shares also detracted from performance, for the reasons discussed above.

Average Annual Total Returns as of 7/31/23
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Fintech Innovation ETF (ARKF)
Net Asset Value	34.92%	-12.49%	–	4.67%
Market Price	35.35%	-12.50%	–	4.71%
S&P 500 Index	13.02%	13.72%	–	14.41%
MSCI World Net Index	13.48%	11.67%	–	11.45%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKF is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Management’s Discussion of Fund Performance (continued) (Unaudited)
Investment Results: ARK Space Exploration & Innovation ETF (ARKX)

The ARK Space Exploration & Innovation ETF (ARKX) is an actively managed exchange-traded fund that invests in securities of companies that are relevant to the Fund’s Space Exploration investment theme. ARK defines “Space Exploration” as leading, enabling, or benefitting from technologically-enabled products and/or services that occur beyond the surface of the Earth.

During the fiscal year ended July 31, 2023, ARKX underperformed the S&P 500 Index and the MSCI World Net Index.

The top positive contributors to ARKX’s performance were Archer Aviation, Inc. (ACHR or Archer Aviation), Iridium Communications, Inc. (IRDM or Iridium), Joby Aviation, Inc. (JOBY or Joby Aviation), Komatsu Ltd. (6301 JP), and Rocket Lab USA, Inc. (RKLB or Rocket Lab). Shares of Archer Aviation rose after the company reported its first-quarter 2023 results and announced former FAA Administrator Billy Nolen as its Chief Safety Officer. This is on the back of a strong second half of 2022, where Archer Aviation continued to execute on its timeline for commercial launch in 2025. Archer Aviation is an aerospace company aiming to revolutionize mobility with its all-electric vertical take-off and landing (eVTOL) products and services. Our research suggests that an eVTOL service operating at scale should be able to transport individuals from big cities to airports in a fraction of the time and at the same price as taxi rides today. Shares of Iridium also contributed to performance, for the reasons discussed above. Shares of Joby Aviation appreciated after the Federal Aviation Administration (FAA) granted the company a Special Airworthiness Certificate enabling tests of its first production prototype in flight – a major milestone for the industry. Throughout the period, Joby Aviation continued to execute on its timeline for commercial launch in 2025. Joby Aviation is an eVTOL company aiming to commercialize operations by 2025.

The biggest detractors from ARKX’s performance were Trimble (TRMB or Trimble), L3Harris Technologies, Inc. (LHX or L3Harris), Velo3D, Inc. (VLD), Blade Air Mobility, Inc. (BLDE), and JD Logistics, Inc. (2618 HK or JD Logistics). Shares of Trimble detracted from performance, for the reasons discussed above. Shares of L3Harris declined along with other industrial names in the first-quarter of 2023 on no meaningful company news. In July of 2023, L3Harris received FTC approval for its proposed acquisition of Aerojet Rocketdyne, after announcing the deal in December 2022. During the second half of 2022, L3Harris received multiple contracts from multiple vendors, including the U.S. Army, and Boeing, amongst others. L3Harris Corporation is a provider of electronic systems with applications in defense, civil government, and commercial activity. Shares of JD Logistics declined on relatively little company specific news and we believe the underperformance is attributed to lower investor confidence in China as the June Purchasing Managers Index came in lower than expected and concerns mounted over Chinese companies lagging in artificial intelligence capability. JD Logistics is a pioneer in integrated supply-chain services in China and focused on investing in logistics robotics. The company offers warehousing and distribution, express delivery, bulk delivery, cold chain logistics, cross-border import and export, overseas logistics, and international transport services. ARK believes JD Logistics is well-positioned to capture a larger share of supply-chain and fulfillment services in China over the next 5-10 years.

Average Annual Total Returns as of 7/31/23
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Space Exploration & Innovation ETF (ARKX)
Net Asset Value	4.27%	–	–	-10.16%
Market Price	4.42%	–	–	-10.11%
S&P 500 Index	13.02%	–	–	8.19%
MSCI World Net Index	13.48%	–	–	5.50%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKX is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Management’s Discussion of Fund Performance (continued) (Unaudited)
Investment Results: The 3D Printing ETF (PRNT)

The 3D Printing ETF (PRNT) is an indexed exchange-traded fund that seeks investment results corresponding to the performance of the Total 3D-Printing Index, which tracks the price movements of the stocks in the industry. The 3D Printing ETF is the only pure-play ETF dedicated to the 3D printing ecosystem.

During the fiscal year ended July 31, 2023, PRNT underperformed the S&P 500 Index and the MSCI World Net Index.

The top positive contributors to PRNT’s performance were BICO Group AB (BICO SS or BICO), Nikon Corp. (AM3D GR), Markforged Holding Corp. (MKFG), Altair Engineering, Inc. (ALTR), and Straumann Holding AG (STMN SW). Shares of BICO, a biotechnology company specializing in 3D bioprinting, were the largest positive contributor to PRNT’s performance based on news that Sartorius, the German-based life sciences company, acquired a 10% stake in the company and will collaborate on 3D cell printing and other digital solutions for cell line development workflows.

The biggest detractors from PRNT’s performance were FARO Technologies, Inc. (FARO), Fathom Digital Manufacturing Corporation (FATH), Materialise NV (MTLS), Velo3D, Inc. (VLD or Velo3D), and Trimble, Inc. (TRMB). Velo3D and Trimble detracted from performance for the reasons outlined above.

Average Annual Total Returns as of 7/31/23
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK The 3D Printing ETF (PRNT)
Net Asset Value	5.61%	3.16%	0.37%	3.34%
Market Price	5.48%	3.30%	0.27%	3.33%
S&P 500 Index	13.02%	13.72%	12.20%	13.29%
MSCI World Net Index	13.48%	11.67%	9.12%	10.60%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for PRNT is 0.66%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Management’s Discussion of Fund Performance (concluded) (Unaudited)
Investment Results: ARK Israel Innovative Technology ETF (IZRL)

The ARK Israel Innovative Technology ETF (IZRL) is an indexed exchange-traded fund that seeks investment results corresponding to the performance of the ARK Israeli Innovation Index, which is designed to track the price movements of exchange-listed Israeli companies whose main business operations are causing disruptive innovation in the areas of genomics, biotechnology, industrials, manufacturing, the Internet, and/or information technology.

During the fiscal year ended July 31, 2023, IZRL underperformed the S&P 500 Index and the MSCI World Net Index.

The top positive contributors to IZRL’s performance were Urogen Pharma Ltd. (URGN), Taboola.com Ltd. (TBLA), Perion Network Ltd. (PERI), Nano-X Imaging Ltd. (NNOX or Nano-X Imaging), and Camtek Ltd. (CAMT). Shares of Nano-X Imaging appreciated in the second quarter of 2023 after the US Food and Drug Administration (FDA) granted the company clearance under Section 510(k) of the Food, Drug and Cosmetic Act to market the Nanox.ARC X-ray system, which complements conventional radiography with tomographic images of the human musculoskeletal system. Nano-X Imaging is focused on applying its proprietary medical imaging technology to make diagnostic medicine more accessible and affordable.

The biggest detractors from IZRL’s performance were HUB Cyber Security Ltd. (HUBC), SatixFy Communications Ltd. (SATX or SatixFy), Audiocodes Ltd. (AUDC), Allot Ltd. (ALLT), and Partners Communications (PTNR). Shares of SatixFy, a leader in next-generation satellite communication systems based on in-house-developed chipsets, declined after Chief Executive Officer Ido Gur announced that he was leaving the company in the second quarter of 2023. The company's former Chief Commercial Officer, Nir Barkan, returned as acting Chief Executive Officer on June 1, 2023. The company has seen several leadership changes since its founder, Yoel Gat, passed away in 2022.

Average Annual Total Returns as of 7/31/23
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Israel Innovative Technology ETF (IZRL)
Net Asset Value	3.72%	-6.93%	0.36%	1.06%
Market Price	3.67%	-6.63%	0.17%	1.05%
S&P 500 Index	13.02%	13.72%	12.20%	12.22%
MSCI World Net Index	13.48%	11.67%	9.12%	9.02%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/23 (At Net Asset Value)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for IZRL is 0.49%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

The views expressed in the Shareholder Letter are those of ARK Investment Management LLC (“ARK”) as of July 31, 2023. Management’s Discussion of Fund Performance presents information about the ARK ETFs’ holdings that is believed to be accurate, and the views of the Funds’ portfolio manager, as of July 31, 2023. The Shareholder Letter and Management’s Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management’s Discussion of Fund Performance may change, and the ARK ETFs disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that ARK believes to be reliable; however, ARK does not guarantee the accuracy or completeness of any information obtained from any third party.

Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit www.ark-funds.com for the most current list of portfolio holdings for the ARK ETFs.

The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in an ARK ETF will not exactly match those in an index, and performance of an ARK ETF will differ from the performance of an index. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shareholder Expense Examples (Unaudited)

As a shareholder of an ARK ETF (each, a “Fund” and collectively, “Funds”) you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2023 through July 31, 2023).

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
ARK Genomic Revolution ETF
Actual	$1,000.00	$1,126.10	0.75%	$7.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
ARK Autonomous Technology & Robotics ETF
Actual	$1,000.00	$1,210.00	0.75%	$8.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
ARK Innovation ETF
Actual	$1,000.00	$1,263.50	0.75%	$8.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
ARK Next Generation Internet ETF
Actual	$1,000.00	$1,351.30	0.75%	$8.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
ARK Fintech Innovation ETF
Actual	$1,000.00	$1,312.70	0.75%	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.83
ARK Space Exploration & Innovation ETF
Actual	$1,000.00	$1,113.60	0.71%	$7.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	0.71%	$3.63
The 3D Printing ETF
Actual	$1,000.00	$1,062.50	0.66%	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	0.66%	$3.37
ARK Israel Innovative Technology ETF
Actual	$1,000.00	$1,071.10	0.49%	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	0.49%	$2.52

(a)     Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (the number of days in the period, then divided by 365).

Sector Diversification (as a percentage of total investments) July 31, 2023 (Unaudited)

ARK Genomic Revolution ETF (ARKG)

Health Care	88.2%
Information Technology	6.5
Materials	5.1
Money Market Fund	0.2
	100.0

ARK Next Generation Internet ETF (ARKW)

Information Technology	35.3%
Financials	29.4
Communication Services	16.4
Consumer Discretionary	14.1
Health Care	4.7
Money Market Fund	0.1
	100.0

ARK Autonomous Technology & Robotics ETF (ARKQ)

Industrials	36.5%
Information Technology	34.8
Consumer Discretionary	17.6
Communication Services	8.5
Health Care	1.5
Energy	1.1
Money Market Fund	0.0[(a)]
	100.0

(a) Less than 0.05%

ARK Fintech Innovation ETF (ARKF)

Financials	43.7%
Information Technology	29.5
Consumer Discretionary	15.3
Communication Services	7.7
Health Care	2.6
Money Market Fund	0.7
Real Estate	0.5
	100.0

ARK Innovation ETF (ARKK)

Information Technology	28.3%
Health Care	23.7
Financials	17.1
Consumer Discretionary	14.6
Communication Services	13.1
Materials	3.1
Money Market Fund	0.1
	100.0

ARK Space Exploration & Innovation ETF (ARKX)

Industrials	56.4%
Information Technology	24.4
Communication Services	9.2
Equity Fund	5.5
Consumer Discretionary	4.3
Money Market Fund	0.2
	100.0

Sector Diversification (as a percentage of total investments) (concluded) July 31, 2023 (Unaudited)

Schedule of Investments ARK Genomic Revolution ETF
July 31, 2023
Investments	Shares	Value
COMMON STOCKS – 99.5%
Biotechnology – 49.9%
Arcturus Therapeutics Holdings, Inc.*†	1,969,031	$68,837,324
Beam Therapeutics, Inc.*	2,172,166	67,054,764
CareDx, Inc.*†	6,916,159	75,455,294
Compass Pathways PLC (United Kingdom)*†(a)	2,518,187	23,469,503
CRISPR Therapeutics AG (Switzerland)*	1,539,505	88,259,822
Exact Sciences Corp.*	2,661,490	259,601,735
Incyte Corp.*	511,078	32,565,890
Intellia Therapeutics, Inc.*	1,931,374	81,755,061
Ionis Pharmaceuticals, Inc.*	2,500,627	103,600,977
Iovance Biotherapeutics, Inc.*	34,852	253,025
Moderna, Inc.*	248,031	29,183,327
Nurix Therapeutics, Inc.*	2,333,922	22,662,383
Prime Medicine, Inc.*	2,222,737	33,496,647
Recursion Pharmaceuticals, Inc., Class A*	5,050,199	71,308,810
Regeneron Pharmaceuticals, Inc.*	33,257	24,673,701
Repare Therapeutics, Inc. (Canada)*†	2,713,177	24,961,228
Senti Biosciences, Inc.*	2,125,632	1,832,295
Surface Oncology, Inc.*	65	63
Twist Bioscience Corp.*†	2,966,854	72,213,227
Veracyte, Inc.*	2,198,419	60,346,601
Vertex Pharmaceuticals, Inc.*	119,371	42,059,178
Verve Therapeutics, Inc.*	2,968,983	60,834,462
Total Biotechnology		1,244,425,317
Chemicals – 5.1%
Ginkgo Bioworks Holdings, Inc.*	50,687,267	127,225,040
Electronic Equipment, Instruments & Components – 1.1%
908 Devices, Inc.*†	4,100,372	28,538,589
Health Care Equipment & Supplies – 2.2%
Butterfly Network, Inc.*†	13,161,198	33,824,279
Cerus Corp.*	6,515,227	20,001,747
Total Health Care Equipment & Supplies		53,826,026
Health Care Providers & Services – 5.0%
Accolade, Inc.*†	5,939,451	89,210,554
Guardant Health, Inc.*	593,523	23,159,268
Invitae Corp.*	8,742,543	12,414,411
Total Health Care Providers & Services		124,784,233
Health Care Technology – 13.8%
Schrodinger, Inc.*†	3,507,238	183,463,620
Teladoc Health, Inc.*	4,051,438	120,611,309
Veeva Systems, Inc., Class A*	206,921	42,257,407
Total Health Care Technology		346,332,336
Investments	Shares	Value
Life Sciences Tools & Services – 16.3%
10X Genomics, Inc., Class A*	754,125	$47,494,792
Adaptive Biotechnologies Corp.*†	11,045,837	93,226,864
Codexis, Inc.*†	3,483,766	12,541,558
Pacific Biosciences of California, Inc.*	11,299,896	149,271,626
Personalis, Inc.*†	5,920,884	13,973,286
PhenomeX, Inc.*	2,284,158	1,256,287
Quantum-Si, Inc.*†	14,809,603	57,609,356
SomaLogic, Inc.*†	13,104,112	32,105,075
Total Life Sciences Tools & Services		407,478,844
Pharmaceuticals – 0.7%
Pfizer, Inc.	480,489	17,326,433
Semiconductors & Semiconductor Equipment – 2.7%
NVIDIA Corp.	142,955	66,801,442
Software – 2.7%
UiPath, Inc., Class A*	3,762,819	68,031,767
Total Common Stocks (Cost $5,894,348,071)		2,484,770,027
MONEY MARKET FUND – 0.2%
Goldman Sachs Financial Square Treasury Obligations Fund, 5.15%(b) (Cost $5,005,878)	5,005,878	5,005,878
Total Investments – 99.7% (Cost $5,899,353,949)		2,489,775,905
Other Assets in Excess of Liabilities – 0.3%		6,885,694
Net Assets – 100.0%		$2,496,661,599

†     Affiliated security

*     Non-income producing security

(a)   American Depositary Receipt

(b)  Rate shown represents annualized 7-day yield as of July 31, 2023.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued) ARK Genomic Revolution ETF
July 31, 2023

Affiliated Issuer Transactions

An affiliated company is a company in which the Fund has ownership of at least 5% of the total outstanding voting securities, or a company that is under common ownership or control. Fiscal year-to-date transactions with companies which are or were affiliates are as follows:

Value ($) at 7/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2023	Value ($) at 7/31/2023
Common Stocks — 32.4%
Biotechnology — 10.6%
Arcturus Therapeutics Holdings, Inc.
39,811,175	25,897,252	(29,756,551)	(8,514,840)	41,400,288	—	—	1,969,031	68,837,324
CareDx, Inc.
104,441,573	104,510,770	(61,129,316)	(245,330)	(72,122,403)	—	—	6,916,159	75,455,294
Compass Pathways PLC
—	38,465,114	(10,211,294)	360,603	(5,144,920)	—	—	2,518,187	23,469,503
Repare Therapeutics, Inc.
34,591,003	23,493,363	(23,854,949)	(5,758,323)	(3,509,866)	—	—	2,713,177	24,961,228
Surface Oncology, Inc.^
10,813,242	3,018,275	(8,578,286)	(44,886,210)	39,633,042	—	—	65	63
Twist Bioscience Corp.
113,950,836	62,653,287	(54,194,027)	(7,429,768)	(42,767,101)	—	—	2,966,854	72,213,227
Chemicals — 0.0%
Zymergen, Inc.^
19,213,895	2,867,953	(20,336,476)	(46,330,747)	44,585,375	—	—	—	—
Electronic Equipment, Instruments & Components — 1.1%
908 Devices, Inc.
80,344,058	39,336,495	(32,015,198)	(2,639,751)	(56,487,015)	—	—	4,100,372	28,538,589
Health Care Equipment & Supplies — 1.4%
Butterfly Network, Inc.
36,949,002	44,558,754	(27,220,759)	(6,361,516)	(14,101,202)	—	—	13,161,198	33,824,279
Health Care Providers & Services — 3.6%
Accolade, Inc.
56,841,976	47,774,905	(48,145,598)	7,037,183	25,702,088	—	—	5,939,451	89,210,554
Health Care Technology — 7.3%
Schrodinger, Inc.
107,424,667	94,847,051	(96,786,412)	(16,303,457)	94,281,771	—	—	3,507,238	183,463,620
Life Sciences Tools & Services — 8.4%
Adaptive Biotechnologies Corp.
79,152,238	77,051,061	(57,403,646)	811,091	(6,383,880)	—	—	11,045,837	93,226,864
Codexis, Inc.
30,479,069	15,237,887	(18,659,742)	(19,815,503)	5,299,847	—	—	3,483,766	12,541,558
Pacific Biosciences of California, Inc.^
52,499,699	74,394,233	(78,653,072)	(831,625)	101,862,391	—	—	11,299,896	149,271,626
Personalis, Inc.
19,984,442	13,133,752	(11,620,198)	(290,099)	(7,234,611)	—	—	5,920,884	13,973,286
Quantum-Si, Inc.
37,961,956	27,566,988	(20,234,601)	(2,809,371)	15,124,384	—	—	14,809,603	57,609,356
SomaLogic, Inc.
43,910,861	36,077,869	(22,977,946)	309,528	(25,215,237)	—	—	13,104,112	32,105,075
$868,369,692	$730,885,009	$(621,778,071)	$(153,698,135)	$134,922,951	$ —	$ —	103,455,830	$958,701,446

^     As of July 31, 2023, the company was no longer considered to be an affiliated security.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued) ARK Genomic Revolution ETF
July 31, 2023

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2023, based upon the three levels defined above:

ARK Genomic Revolution ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$2,484,770,027	$ —	$ —	$2,484,770,027
Money Market Fund	5,005,878	—	—	5,005,878
Total	$2,489,775,905	$ —	$ —	$2,489,775,905

‡     Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments ARK Autonomous Technology & Robotics ETF
July 31, 2023
Investments	Shares	Value
COMMON STOCKS – 100.0%
Aerospace & Defense – 18.4%
AeroVironment, Inc.*	391,760	$37,319,058
Archer Aviation, Inc., Class A*	7,384,416	49,697,120
Elbit Systems Ltd. (Israel)	84,645	17,964,208
Kratos Defense & Security Solutions, Inc.*	5,339,302	80,570,067
Lockheed Martin Corp.	20,724	9,250,572
Rocket Lab USA, Inc.*	2,773,566	20,441,181
Total Aerospace & Defense		215,242,206
Automobile Components – 1.8%
Magna International, Inc. (Canada)	336,045	21,617,775
Automobiles – 15.5%
BYD Co. Ltd. (China)(a)	192,577	13,740,369
General Motors Co.	304,510	11,684,048
Tesla, Inc.*	584,611	156,342,520
Total Automobiles		181,766,937
Diversified Consumer Services – 0.3%
2U, Inc.*	610,488	2,918,133
Diversified Telecommunication – 6.3%
Iridium Communications, Inc.	1,404,007	73,780,568
Electronic Equipment, Instruments & Components – 8.8%
Teledyne Technologies, Inc.*	33,073	12,717,561
Trimble, Inc.*	1,400,580	75,351,204
Vuzix Corp.*	2,872,879	15,168,801
Total Electronic Equipment, Instruments & Components		103,237,566
Health Care Equipment & Supplies – 1.5%
Intuitive Surgical, Inc.*	52,874	17,152,325
Interactive Media & Services – 2.2%
Alphabet, Inc., Class C*	193,833	25,801,111
Machinery – 14.6%
3D Systems Corp.*	2,618,519	22,807,301
Caterpillar, Inc.	75,491	20,017,949
Deere & Co.	97,879	42,048,818
Komatsu Ltd. (Japan)(a)	1,583,441	44,447,189
Markforged Holding Corp.*†	11,916,443	24,905,366
Velo3D, Inc.*	7,174,860	16,430,429
Total Machinery		170,657,052
Oil, Gas & Consumable Fuels – 1.1%
Cameco Corp. (Canada)	350,520	12,324,283
Passenger Airlines – 3.5%
Blade Air Mobility, Inc.*†	5,323,376	22,198,478
Joby Aviation, Inc.*	2,058,238	18,421,230
Total Passenger Airlines		40,619,708
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 11.3%
Advanced Micro Devices, Inc.*	47,959	$5,486,510
NVIDIA Corp.	72,011	33,650,020
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	174,634	17,314,961
Teradyne, Inc.	674,600	76,189,324
Total Semiconductors & Semiconductor Equipment		132,640,815
Software – 13.6%
ANSYS, Inc.*	45,707	15,636,365
Materialise NV (Belgium)*(a)	1,065,971	8,506,448
Synopsys, Inc.*	35,915	16,226,397
UiPath, Inc., Class A*	5,289,928	95,641,898
Unity Software, Inc.*	511,362	23,440,834
Total Software		159,451,942
Technology Hardware, Storage & Peripherals – 1.1%
Stratasys Ltd.*	739,231	13,402,258
Total Common Stocks (Cost $1,594,485,037)		1,170,612,679
MONEY MARKET FUND – 0.0%(b)
Goldman Sachs Financial Square Treasury Obligations Fund, 5.15%(c) (Cost $409,920)	409,920	409,920
Total Investments – 100.0% (Cost $1,594,894,957)		1,171,022,599
Liabilities in Excess of Other Assets – (0.0)%(b)		(364,875)
Net Assets – 100.0%		$1,170,657,724

†      Affiliated security

*      Non-income producing security

(a)   American Depositary Receipt

(b)   Less than 0.05%

(c)   Rate shown represents annualized 7-day yield as of July 31, 2023.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued) ARK Autonomous Technology & Robotics ETF
July 31, 2023

Affiliated Issuer Transactions

An affiliated company is a company in which the Fund has ownership of at least 5% of the total outstanding voting securities, or a company that is under common ownership or control. Fiscal year-to-date transactions with companies which are or were affiliates are as follows:

Value ($) at 7/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2023	Value ($) at 7/31/2023
Common Stocks — 4.0%
Aerospace & Defense — 0.0%
Kratos Defense & Security Solutions, Inc.^
96,360,376	5,128,622	(21,118,635)	(23,646,203)	23,845,907	—	—	5,339,302	80,570,067
Machinery — 2.1%
Markforged Holding Corp.
21,267,591	6,977,087	(2,581,133)	(990,333)	232,154	—	—	11,916,443	24,905,366
Passenger Airlines — 1.9%
Blade Air Mobility, Inc.
32,091,985	1,290,966	(3,367,709)	(3,386,785)	(4,429,979)	—	—	5,323,376	22,198,478
$149,719,952	$13,396,675	$(27,067,477)	$(28,023,321)	$19,648,082	$ —	$ —	22,579,121	$127,673,911

^     As of July 31, 2023, the company was no longer considered to be an affiliated security.

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2023, based upon the three levels defined above:

ARK Autonomous Technology & Robotics ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$1,170,612,679	$ —	$ —	$1,170,612,679
Money Market Fund	409,920	—	—	409,920
Total	$1,171,022,599	$ —	$ —	$1,171,022,599

‡     Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments ARK Innovation ETF
July 31, 2023
Investments	Shares	Value
COMMON STOCKS – 99.9%
Automobiles – 10.1%
Tesla, Inc.*	3,526,119	$942,990,004
Biotechnology – 15.5%
Beam Therapeutics, Inc.*†	6,079,245	187,666,293
CRISPR Therapeutics AG (Switzerland)*†	5,272,758	302,287,216
Exact Sciences Corp.*	4,136,732	403,496,840
Intellia Therapeutics, Inc.*†	6,758,894	286,103,983
Twist Bioscience Corp.*†	3,732,917	90,859,200
Veracyte, Inc.*†	4,544,089	124,735,243
Verve Therapeutics, Inc.*	2,274,127	46,596,862
Total Biotechnology		1,441,745,637
Capital Markets – 10.8%
Coinbase Global, Inc., Class A*	7,600,911	749,525,834
Robinhood Markets, Inc., Class A*	20,163,255	259,299,459
Total Capital Markets		1,008,825,293
Chemicals – 3.1%
Ginkgo Bioworks Holdings, Inc.*†	114,951,623	288,528,574
Diversified Consumer Services – 0.3%
2U, Inc.*†	6,016,113	28,757,020
Entertainment – 12.3%
ROBLOX Corp., Class A*	6,854,805	269,051,096
Roku, Inc.*†	9,097,337	875,800,633
Total Entertainment		1,144,851,729
Financial Services – 6.3%
Block, Inc.*	7,254,485	584,203,677
Health Care Equipment & Supplies – 0.5%
Cerus Corp.*†	13,396,623	41,127,633
Health Care Providers & Services – 0.3%
Invitae Corp.*†	19,358,067	27,488,455
Health Care Technology – 3.9%
Teladoc Health, Inc.*†	12,268,555	365,234,882
Hotels, Restaurants & Leisure – 4.2%
DraftKings, Inc., Class A*	12,350,507	392,499,112
Interactive Media & Services – 0.8%
Meta Platforms, Inc., Class A*	223,228	71,120,441
IT Services – 7.7%
Shopify, Inc., Class A (Canada)*	5,572,258	376,573,196
Twilio, Inc., Class A*	5,139,202	339,341,508
Total IT Services		715,914,704
Investments	Shares	Value
Life Sciences Tools & Services – 3.5%
10X Genomics, Inc., Class A*	2,157,057	$135,851,450
Pacific Biosciences of California, Inc.*†	14,331,855	189,323,805
Total Life Sciences Tools & Services		325,175,255
Semiconductors & Semiconductor Equipment – 0.7%
Teradyne, Inc.	572,699	64,680,625
Software – 19.9%
PagerDuty, Inc.*†	8,233,329	213,407,887
Palantir Technologies, Inc., Class A*	5,000,660	99,213,095
UiPath, Inc., Class A*†	28,888,934	522,311,927
Unity Software, Inc.*	8,569,310	392,817,170
Zoom Video Communications, Inc., Class A*	8,474,697	621,619,025
Total Software		1,849,369,104
Total Common Stocks (Cost $18,241,601,460)		9,292,512,145
MONEY MARKET FUND – 0.1%
Goldman Sachs Financial Square Treasury Obligations Fund, 5.15%(a) (Cost $6,500,177)	6,500,177	6,500,177
Total Investments – 100.0% (Cost $18,248,101,637)		9,299,012,322
Liabilities in Excess of Other Assets – (0.0)%(b)		(3,659,522)
Net Assets – 100.0%		$9,295,352,800

*     Non-income producing security

†     Affiliated security

(a)   Rate shown represents annualized 7-day yield as of July 31, 2023.

(b)   Less than 0.05%
See accompanying Notes to Financial Statements.

Schedule of Investments (continued) ARK Innovation ETF
July 31, 2023

Affiliated Issuer Transactions

An affiliated company is a company in which the Fund has ownership of at least 5% of the total outstanding voting securities, or a company that is under common ownership or control. Fiscal year-to-date transactions with companies which are or were affiliates are as follows:

Value ($) at 7/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2023	Value ($) at 7/31/2023
Common Stocks — 38.1%
Biotechnology — 10.7%
Beam Therapeutics, Inc.
425,310,301	343,345,454	(382,397,191)	(9,492,032)	(189,100,239)	—	—	6,079,245	187,666,293
CRISPR Therapeutics AG
475,632,825	408,047,375	(485,420,113)	(42,003,062)	(53,969,809)	—	—	5,272,758	302,287,216
Exact Sciences Corp.^
453,419,254	656,442,684	(1,096,065,790)	(317,478,952)	707,179,644	—	—	4,136,732	403,496,840
Fate Therapeutics, Inc.
218,139,689	101,718,976	(176,598,032)	(460,303,352)	317,042,719	—	—	—	—
Intellia Therapeutics, Inc.
430,810,590	432,595,293	(427,483,671)	(13,661,405)	(136,156,824)	—	—	6,758,894	286,103,983
Twist Bioscience Corp.
178,879,891	132,099,745	(143,035,670)	(853,993)	(76,230,773)	—	—	3,732,917	90,859,200
Veracyte, Inc.
137,390,204	143,462,149	(161,317,272)	(3,844,117)	9,044,279	—	—	4,544,089	124,735,243
Chemicals — 3.1%
Ginkgo Bioworks Holdings, Inc.
200,265,720	343,104,459	(252,176,830)	16,383,495	(19,048,270)	—	—	114,951,623	288,528,574
Diversified Consumer Services — 0.3%
2U, Inc.
64,267,072	58,241,546	(61,847,866)	(3,684,306)	(28,219,426)	—	—	6,016,113	28,757,020
Entertainment — 9.4%
Roku, Inc.
597,014,440	779,371,204	(790,234,143)	(54,293,130)	343,942,262	—	—	9,097,337	875,800,633
Health Care Equipment & Supplies — 0.5%
Cerus Corp.
64,337,431	57,586,040	(55,380,698)	(1,692,034)	(23,723,106)	—	—	13,396,623	41,127,633
Health Care Providers & Services — 0.3%
Invitae Corp.
35,214,655	59,904,715	(56,872,984)	(9,041,428)	(1,716,503)	—	—	19,358,067	27,488,455
Signify Health, Inc.
228,647,398	35,405,696	(394,871,541)	75,598,078	55,220,369	—	—	—	—
Health Care Technology — 3.9%
Teladoc Health, Inc.
439,542,710	465,746,110	(454,995,958)	(17,944,410)	(67,113,570)	—	—	12,268,555	365,234,882
Life Sciences Tools & Services — 2.0%
PhenomeX, Inc.
18,250,247	3,208,066	(16,616,968)	(139,777,712)	134,936,367	—	—	—	—
Compugen Ltd.
9,521,030	456,284	(8,458,001)	(51,068,846)	49,549,533	—	—	—	—
Pacific Biosciences of California, Inc.
61,525,177	189,828,317	(187,159,550)	6,805,799	118,324,062	—	—	14,331,855	189,323,805

See accompanying Notes to Financial Statements.

Schedule of Investments (continued) ARK Innovation ETF
July 31, 2023
Value ($) at 7/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2023	Value ($) at 7/31/2023
Road & Rail — 0.0%
TuSimple Holdings, Inc.
107,440,372	34,704,558	(68,320,392)	(275,689,876)	201,865,338	—	—	—	—
Software — 7.9%
Materialise NV
59,636,430	21,861,206	(63,224,162)	(76,998,323)	58,724,849	—	—	—	—
PagerDuty, Inc.
215,727,928	289,256,741	(298,393,594)	(2,343,188)	9,160,000	—	—	8,233,329	213,407,887
UiPath, Inc.
413,196,381	623,275,043	(553,615,174)	34,395,712	5,059,965	—	—	28,888,934	522,311,927
$4,834,169,745	$5,179,661,661	$(6,134,485,600)	$(1,346,987,082)	$1,414,770,867	$ —	$ —	257,067,071	$3,947,129,591

^     As of July 31, 2023, the company was no longer considered to be an affiliated security.

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•     Level 1 – Quoted prices in active markets for identical assets.

•     Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•     Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2023, based upon the three levels defined above:

ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$9,292,512,145	$ —	$ —	$9,292,512,145
Money Market Fund	6,500,177	—	—	6,500,177
Total	$9,299,012,322	$ —	$ —	$9,299,012,322

‡     Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments ARK Next Generation Internet ETF
July 31, 2023
Investments	Shares	Value
COMMON STOCKS – 93.6%
Automobiles – 5.9%
Tesla, Inc.*	366,405	$97,987,689
Banks – 0.7%
NU Holdings Ltd., Class A (Brazil)*	1,456,321	11,592,315
Biotechnology – 1.3%
Veracyte, Inc.*	772,315	21,200,047
Broadline Retail – 1.0%
MercadoLibre, Inc. (Brazil)*	13,666	16,919,191
Capital Markets – 13.8%
Coinbase Global, Inc., Class A*	1,545,543	152,405,995
Robinhood Markets, Inc., Class A*	5,864,379	75,415,914
Total Capital Markets		227,821,909
Diversified Consumer Services – 0.3%
2U, Inc.*	1,095,534	5,236,653
Electronic Equipment Instruments & Components – 1.2%
Vuzix Corp.*†	3,660,953	19,329,832
Entertainment – 13.3%
ROBLOX Corp., Class A*	1,498,950	58,833,787
Roku, Inc.*	1,585,613	152,646,964
Spotify Technology SA*	54,143	8,089,506
Total Entertainment		219,570,257
Financial Services – 8.6%
Adyen NV (Netherlands)*(a)	1,007,086	18,641,162
Block, Inc.*	1,519,922	122,399,318
Total Financial Services		141,040,480
Health Care Technology – 3.4%
Teladoc Health, Inc.*	1,908,530	56,816,938
Hotels, Restaurants & Leisure – 6.9%
DraftKings, Inc., Class A*	2,259,674	71,812,440
Genius Sports Ltd. (United Kingdom)*	5,410,426	42,417,740
Total Hotels, Restaurants & Leisure		114,230,180
Interactive Media & Services – 2.3%
Meta Platforms, Inc., Class A*	46,088	14,683,637
Nextdoor Holdings, Inc.*	7,249,624	22,546,330
Total Interactive Media & Services		37,229,967
IT Services – 10.1%
Cloudflare, Inc., Class A*	425,901	29,289,212
Shopify, Inc., Class A (Canada)*	1,113,495	75,249,992
Twilio, Inc., Class A*	944,177	62,344,007
Total IT Services		166,883,211
Media – 0.8%
Trade Desk, Inc. (The), Class A*	135,160	12,334,702
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 2.7%
Advanced Micro Devices, Inc.*	216,205	$24,733,852
NVIDIA Corp.	36,492	17,052,347
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	34,742	3,444,669
Total Semiconductors & Semiconductor Equipment		45,230,868
Software – 20.9%
Crowdstrike Holdings, Inc., Class A*	123,293	19,931,546
Microsoft Corp.	37,748	12,680,308
PagerDuty, Inc.*	1,482,291	38,420,983
Palantir Technologies, Inc., Class A*	868,256	17,226,199
UiPath, Inc., Class A*	4,238,299	76,628,446
Unity Software, Inc.*	1,933,475	88,630,494
Zoom Video Communications, Inc., Class A*	1,237,760	90,789,696
Total Software		344,307,672
Technology Hardware, Storage & Peripherals – 0.4%
Pure Storage, Inc., Class A*	186,817	6,910,361
Total Common Stocks (Cost $3,010,739,794)		1,544,642,272
UNIT TRUST – 6.4%
Financials – 6.4%
Grayscale Bitcoin Trust BTC* (Cost $213,291,312)	5,523,181	105,658,452
MONEY MARKET FUND – 0.1%
Goldman Sachs Financial Square Treasury Obligations Fund, 5.15%(b) (Cost $1,065,271)	1,065,271	1,065,271
Total Investments – 100.1% (Cost $3,225,096,377)		1,651,365,995
Liabilities in Excess of Other Assets – (0.1)%		(855,034)
Net Assets – 100.0%		$1,650,510,961

†     Affiliated security

*     Non-income producing security

(a)   American Depositary Receipt

(b)  Rate shown represents annualized 7-day yield as of July 31, 2023.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued) ARK Next Generation Internet ETF
July 31, 2023

Affiliated Issuer Transactions

An affiliated company is a company in which the Fund has ownership of at least 5% of the total outstanding voting securities, or a company that is under common ownership or control. Fiscal year-to-date transactions with companies which are or were affiliates are as follows:

Value ($) at 7/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2023	Value ($) at 7/31/2023
Common Stock — 1.2%
Electronic Equipment Instruments & Components — 1.2%
Vuzix Corp. 32,529,639	6,111,053	(7,609,279)	(4,410,641)	(7,290,940)	—	—	3,660,953	19,329,832
$32,529,639	$6,111,053	$(7,609,279)	$(4,410,641)	$(7,290,940)	$ —	$ —	3,660,953	$19,329,832

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2023, based upon the three levels defined above:

ARK Next Generation Internet ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$1,544,642,272	$ —	$ —	$1,544,642,272
Unit Trust‡	105,658,452	—	—	105,658,452
Money Market Fund	1,065,271	—	—	1,065,271
Total	$1,651,365,995	$ —	$ —	$1,651,365,995

‡     Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments ARK Fintech Innovation ETF
July 31, 2023
Investments	Shares	Value
COMMON STOCKS – 99.6%
Banks – 1.8%
NU Holdings Ltd., Class A (Brazil)*	2,529,052	$20,131,254
TCS Group Holding PLC, Class Reg S (Russia)*(a)(b)	607,059	6,071
Total Banks		20,137,325
Broadline Retail – 8.7%
Global-e Online Ltd. (Israel)*	1,091,933	49,191,582
JD.com, Inc. (China)(c)	116,250	4,802,287
MercadoLibre, Inc. (Brazil)*	32,622	40,387,667
Total Broadline Retail		94,381,536
Capital Markets – 16.4%
Coinbase Global, Inc., Class A*	1,182,552	116,611,453
Intercontinental Exchange, Inc.	74,052	8,501,169
Robinhood Markets, Inc., Class A*	4,173,895	53,676,290
Total Capital Markets		178,788,912
Consumer Finance – 2.4%
Kaspi.KZ JSC (Kazakhstan)(b)	182,216	16,709,207
SoFi Technologies, Inc.*	847,553	9,704,482
Total Consumer Finance		26,413,689
Entertainment – 5.1%
ROBLOX Corp., Class A*	388,704	15,256,632
Roku, Inc.*	414,945	39,946,755
Total Entertainment		55,203,387
Financial Services – 19.7%
Adyen NV (Netherlands)*(d)	24,499	45,517,768
Avidxchange Holdings, Inc.*	734,640	9,116,883
Block, Inc.*	1,270,187	102,288,159
StoneCo Ltd., Class A (Brazil)*	2,262,874	32,789,044
Toast, Inc., Class A*	1,126,616	24,864,415
Total Financial Services		214,576,269
Health Care Technology – 2.6%
Teladoc Health, Inc.*	961,704	28,629,928
Hotels, Restaurants & Leisure – 6.7%
DraftKings, Inc., Class A*	2,300,012	73,094,381
Insurance – 3.4%
Discovery Ltd. (South Africa)*	4,143,623	36,605,913
Interactive Media & Services – 2.6%
Pinterest, Inc., Class A*	577,454	16,740,392
Z Holdings Corp. (Japan)	4,166,314	11,591,235
Total Interactive Media & Services		28,331,627
IT Services – 15.2%
Shopify, Inc., Class A (Canada)*	1,602,334	108,285,732
Twilio, Inc., Class A*	864,765	57,100,433
Total IT Services		165,386,165
Investments	Shares	Value
Real Estate Management & Development – 0.5%
Zillow Group, Inc., Class C*	98,200	$5,318,512
Semiconductors & Semiconductor Equipment – 1.4%
NVIDIA Corp.	32,806	15,329,916
Software – 13.1%
BILL Holdings Inc*	278,978	34,967,102
Crowdstrike Holdings, Inc., Class A*	29,261	4,730,333
Intuit, Inc.	72,464	37,079,829
Palantir Technologies, Inc., Class A*	311,846	6,187,025
UiPath, Inc., Class A*	3,275,069	59,213,247
Total Software		142,177,536
Total Common Stocks (Cost $1,759,306,744)		1,084,375,096
MONEY MARKET FUND – 0.7%
Goldman Sachs Financial Square Treasury Obligations Fund, 5.15%(e) (Cost $7,095,219)	7,095,219	7,095,219
Total Investments – 100.3% (Cost $1,766,401,963)		1,091,470,315
Liabilities in Excess of Other Assets – (0.3)%		(3,180,897)
Net Assets – 100.0%		$1,088,289,418

*     Non-income producing security

(a)   Investment fair valued by ARK Investment Management LLC (the “Adviser”) in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and are subject to the oversight of, the Board of Trustees. For fair value measurement disclosure purposes, investment is classified as Level 3.

(b)  Global Depositary Receipt

(c)   American Depositary Receipt

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)   Rate shown represents annualized 7-day yield as of July 31, 2023.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued) ARK Fintech Innovation ETF
July 31, 2023

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2023, based upon the three levels defined above:

ARK Fintech Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$1,084,369,025	$ —	$6,071	$1,084,375,096
Money Market Fund	7,095,219	—	—	7,095,219
Total	$1,091,464,244	$ —	$6,071	$1,091,470,315

‡        Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments ARK Space Exploration & Innovation ETF
July 31, 2023
Investments	Shares	Value
COMMON STOCKS – 94.3%
Aerospace & Defense – 34.5%
AeroVironment, Inc.*	197,496	$18,813,469
Airbus SE (France)	24,331	3,584,241
Archer Aviation, Inc., Class A*	1,893,042	12,740,173
Elbit Systems Ltd. (Israel)	24,131	5,121,322
HEICO Corp.	19,981	3,516,257
Kratos Defense & Security Solutions, Inc.*	1,383,391	20,875,370
L3Harris Technologies, Inc.	69,100	13,093,759
Lockheed Martin Corp.	6,936	3,096,022
Mynaric AG (Germany)*(a)	607,573	3,736,574
Rocket Lab USA, Inc.*	1,015,303	7,482,783
Spirit AeroSystems Holdings, Inc., Class A	152,727	4,859,773
Thales SA (France)	41,492	6,202,130
Total Aerospace & Defense		103,121,873
Air Freight & Logistics – 2.1%
JD Logistics, Inc. (China)*(b)	3,729,526	6,293,267
Broadline Retail – 2.5%
Amazon.com, Inc.*	55,166	7,374,591
Diversified Telecommunication – 7.3%
Iridium Communications, Inc.	415,182	21,817,814
Electronic Equipment, Instruments & Components – 8.9%
Teledyne Technologies, Inc.*	7,812	3,003,948
Trimble, Inc.*	441,921	23,775,350
Total Electronic Equipment, Instruments & Components		26,779,298
Household Durables – 1.8%
Garmin Ltd.	50,924	5,392,342
Industrial Conglomerates – 1.4%
Honeywell International, Inc.	21,408	4,155,935
Interactive Media & Services – 1.9%
Alphabet, Inc., Class C*	42,382	5,641,468
Machinery – 12.3%
3D Systems Corp.*	477,714	4,160,889
Deere & Co.	20,633	8,863,937
Komatsu Ltd. (Japan)	471,288	13,131,730
Markforged Holding Corp.*	2,814,073	5,881,413
Velo3D, Inc.*	2,032,409	4,654,217
Total Machinery		36,692,186
Passenger Airlines – 6.1%
Blade Air Mobility, Inc.*	1,720,137	7,172,971
Joby Aviation, Inc.*	1,232,162	11,027,850
Total Passenger Airlines		18,200,821
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 4.1%
Teradyne, Inc.	108,188	$12,218,753
Software – 11.2%
ANSYS, Inc.*	10,030	3,431,263
Dassault Systemes SE (France)	208,939	8,933,033
Synopsys, Inc.*	9,004	4,068,007
UiPath, Inc., Class A*	642,542	11,617,159
Unity Software, Inc.*	122,836	5,630,802
Total Software		33,680,264
Technology Hardware, Storage & Peripherals – 0.2%
Stratasys Ltd.*	38,550	698,912
Total Common Stocks
(Cost $373,692,548)		282,067,524
EXCHANGE-TRADED FUND – 5.5%
Equity Fund – 5.5%
The 3D Printing ETF*† (Cost $26,330,639)	670,384	16,332,566
MONEY MARKET FUND – 0.2%
Goldman Sachs Financial Square Treasury Obligations Fund, 5.15%(c) (Cost $537,898)	537,898	537,898
Total Investments – 100.0%
(Cost $400,561,085)		298,937,988
Other Assets in Excess of Liabilities – 0.0%(d)		508
Net Assets – 100.0%		$298,938,496

†  Affiliated security

*     Non-income producing security

(a)   American Depositary Receipt

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)   Rate shown represents annualized 7-day yield as of July 31, 2023.

(d)  Less than 0.05%

See accompanying Notes to Financial Statements.

Schedule of Investments (continued) ARK Space Exploration & Innovation ETF
July 31, 2023

Affiliated Issuer Transactions

An affiliated company is a company in which the Fund has ownership of at least 5% of the total outstanding voting securities, or a company that is under common ownership or control. Fiscal year-to-date transactions with companies which are or were affiliates are as follows:

Value ($) at 7/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2023	Value ($) at 7/31/2023
Exchange-Traded Fund — 5.5%
Equity Fund — 5.5%
The 3D Printing ETF 17,689,955	—	(2,026,900)	(1,601,960)	2,271,471	—	—	670,384	16,332,566
$17,689,955	$ —	$(2,026,900)	$(1,601,960)	$2,271,471	$ —	$ —	670,384	$16,332,566

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•     Level 1 – Quoted prices in active markets for identical assets.

•     Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•     Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2023, based upon the three levels defined above:

ARK Space Exploration & Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$282,067,524	$ —	$ —	$282,067,524
Exchange – Traded Fund	16,332,566	—	—	16,332,566
Money Market Fund	537,898	—	—	537,898
Total	$298,937,988	$ —	$ —	$298,937,988

‡  Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments The 3D Printing ETF
July 31, 2023
Investments	Shares	Value
COMMON STOCKS – 98.4%
Aerospace & Defense – 1.3%
Hexcel Corp.	2,656	$187,726
Moog, Inc., Class A	21,517	2,268,753
Total Aerospace & Defense		2,456,479
Air Freight & Logistics – 1.3%
United Parcel Service, Inc., Class B	12,623	2,362,142
Automobile Components – 2.6%
Cie Generale des Etablissements Michelin SCA (France)	75,619	2,475,182
Exco Technologies Ltd. (Canada)	342,490	2,293,396
Total Automobile Components		4,768,578
Chemicals – 0.9%
5N Plus, Inc. (Canada)*	75,631	212,213
Arkema SA (France)	1,954	210,461
Avient Corp.	4,939	200,178
DuPont de Nemours, Inc.	2,691	208,902
Eastman Chemical Co.	2,235	191,271
Evonik Industries AG (Germany)	9,905	204,852
Koninklijke DSM NV (Netherlands)	1,409	155,695
Toray Industries, Inc. (Japan)	36,441	203,689
Total Chemicals		1,587,261
Commercial Services & Supplies – 0.0%(a)
PyroGenesis Canada, Inc. (Canada)*	57,013	42,371
Electrical Equipment – 1.8%
AMETEK, Inc.	19,325	3,064,945
SGL Carbon SE (Germany)*	23,156	193,497
Total Electrical Equipment		3,258,442
Electronic Equipment, Instruments & Components – 10.9%
FARO Technologies, Inc.*	339,402	5,630,679
Hexagon AB, Class B (Sweden)	279,440	2,706,425
Renishaw PLC (United Kingdom)	126,693	6,341,072
Trimble, Inc.*	103,660	5,576,908
Total Electronic Equipment, Instruments & Components		20,255,084
Health Care Equipment & Supplies – 8.4%
Align Technology, Inc.*	8,983	3,394,586
DENTSPLY SIRONA, Inc.	135,456	5,624,133
Straumann Holding AG (Switzerland)	40,117	6,631,346
Total Health Care Equipment & Supplies		15,650,065
Household Durables – 3.6%
Nikon Corp. (Japan)	504,288	6,649,874
Industrial Conglomerates – 4.4%
3M Co.	1,946	216,979
General Electric Co.	21,623	2,470,211
Siemens AG (Germany)	32,739	5,578,769
Total Industrial Conglomerates		8,265,959
Investments	Shares	Value
Life Sciences Tools & Services – 2.8%
BICO Group AB (Sweden)*	1,349,980	$5,270,955
Machinery – 22.9%
3D Systems Corp.*	721,852	6,287,331
Desktop Metal, Inc., Class A*	3,628,868	6,604,540
Kennametal, Inc.	6,829	208,148
Lincoln Electric Holdings, Inc.	11,419	2,291,907
Markforged Holding Corp.*	5,658,852	11,827,001
OC Oerlikon Corp. AG (Switzerland)	433,362	2,352,543
Proto Labs, Inc.*	189,545	6,283,417
Sandvik AB (Sweden)	10,228	207,739
Velo3D, Inc.*	2,818,503	6,454,372
Total Machinery		42,516,998
Metals & Mining – 3.0%
Arconic Corp.*	80,406	2,403,335
ATI Inc.*	4,433	211,366
Carpenter Technology Corp.	3,535	211,605
Kaiser Aluminum Corp.	30,423	2,470,348
voestalpine AG (Austria)	6,119	202,509
Total Metals & Mining		5,499,163
Software – 20.8%
Altair Engineering, Inc., Class A*	74,434	5,578,084
ANSYS, Inc.*	16,001	5,473,942
Autodesk, Inc.*	26,054	5,523,188
Dassault Systemes SE (France)	122,193	5,224,271
Materialise NV (Belgium)*(b)	761,468	6,076,515
Microsoft Corp.	15,957	5,360,275
PTC, Inc.*	37,573	5,478,519
Total Software		38,714,794
Technology Hardware, Storage & Peripherals – 10.3%
Eastman Kodak Co.*	37,103	203,696
HP, Inc.	202,294	6,641,312
Nano Dimension Ltd. (Israel)*(b)	2,058,344	6,380,866
Stratasys Ltd.*	318,814	5,780,098
Xerox Holdings Corp.	13,077	208,970
Total Technology Hardware, Storage & Peripherals		19,214,942
Trading Companies & Distributors – 3.4%
Xometry, Inc., Class A*	305,780	6,347,993
Total Common Stocks (Cost $234,891,032)		182,861,100
PREFERRED STOCK – 0.1%
Household Products – 0.1%
Henkel AG & Co. KGaA (Germany) (Cost $264,779)	2,585	199,467
See accompanying Notes to Financial Statements.

Schedule of Investments (continued) The 3D Printing ETF
July 31, 2023

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2023, based upon the three levels defined above:

The 3D Printing ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$182,705,405	$ 155,695	$ —	$182,861,100
Preferred Stock‡	199,467	—	—	199,467
Money Market Fund	166,532	—	—	166,532
Total	$183,071,404	$ 155,695	$ —	$183,227,099

‡     Please refer to the Schedule of Investments to view securities segregated by industry type.

Investments	Shares	Value
MONEY MARKET FUND – 0.1%
Goldman Sachs Financial Square Treasury Obligations Fund, 5.15%(c) (Cost $166,532)	166,532	$166,532
Total Investments – 98.6% (Cost $235,322,343)		183,227,099
Other Assets in Excess of Liabilities – 1.4%		2,627,852
Net Assets – 100.0%		$185,854,951

*     Non-income producing security

(a)   Less than 0.05%

(b)  American Depositary Receipt

(c)   Rate shown represents annualized 7-day yield as of July 31, 2023.

See accompanying Notes to Financial Statements.

Schedule of Investments ARK Israel Innovative Technology ETF
July 31, 2023
Investments	Shares	Value
COMMON STOCKS – 100.1%
Aerospace & Defense – 2.1%
Elbit Systems Ltd. (Israel)	9,758	$2,072,810
Automobile Components – 2.0%
Mobileye Global, Inc., Class A (Israel)*	51,296	1,958,481
Biotechnology – 6.6%
Gamida Cell Ltd. (Israel)*	1,410,334	2,016,778
UroGen Pharma Ltd.*	210,002	4,548,643
Total Biotechnology		6,565,421
Communications Equipment – 12.3%
AudioCodes Ltd. (Israel)	212,955	2,138,068
Ceragon Networks Ltd. (Israel)*	994,502	2,008,894
Gilat Satellite Networks Ltd. (Israel)*	327,990	2,043,378
Ituran Location and Control Ltd. (Israel)	77,663	2,159,808
Radware Ltd. (Israel)*	113,557	2,133,736
SatixFy Communications Ltd. (Israel)*	492,763	157,684
Silicom Ltd. (Israel)*	55,558	1,634,517
Total Communications Equipment		12,276,085
Diversified Telecommunication – 2.1%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	1,576,036	2,087,578
Electronic Equipment, Instruments & Components – 2.1%
Nayax Ltd. (Israel)*	95,586	2,104,288
Entertainment – 2.1%
Playtika Holding Corp.*	174,781	2,086,885
Health Care Equipment & Supplies – 3.8%
Inmode Ltd.*	46,548	1,997,375
Nano-X Imaging Ltd. (Israel)*	145,422	1,803,233
Total Health Care Equipment & Supplies		3,800,608
Hotels, Restaurants & Leisure – 4.1%
Fattal Holdings 1998 Ltd. (Israel)*	19,538	2,063,456
NEOGAMES SA (Israel)*	75,116	2,046,160
Total Hotels, Restaurants & Leisure		4,109,616
Interactive Media & Services – 2.4%
Taboola.com Ltd. (Israel)*	656,248	2,454,368
IT Services – 6.4%
Matrix IT Ltd. (Israel)	102,964	2,058,356
One Software Technologies Ltd. (Israel)	153,040	2,031,292
Wix.com Ltd. (Israel)*	24,918	2,350,266
Total IT Services		6,439,914
Media – 2.2%
Perion Network Ltd. (Israel)*	60,351	2,208,243
Pharmaceuticals – 4.2%
Taro Pharmaceutical Industries Ltd.*	56,156	2,052,502
Teva Pharmaceutical Industries Ltd. (Israel)*(a)	252,484	2,120,865
Total Pharmaceuticals		4,173,367
Professional Services – 6.4%
Danel Adir Yeoshua Ltd. (Israel)	26,623	2,101,368
Fiverr International Ltd.*	71,690	2,160,737
Hilan Ltd. (Israel)	42,843	2,098,656
Total Professional Services		6,360,761
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 8.9%
Camtek Ltd. (Israel)*	49,162	$2,340,603
Nova Ltd. (Israel)*	18,931	2,346,308
Tower Semiconductor Ltd. (Israel)*	57,504	2,170,776
Valens Semiconductor Ltd. (Israel)*	806,929	2,017,322
Total Semiconductors & Semiconductor Equipment		8,875,009
Software – 26.6%
Cellebrite DI Ltd. (Japan)*	286,541	2,237,885
Check Point Software Technologies Ltd. (Israel)*	16,547	2,187,679
Cognyte Software Ltd. (Israel)*	431,571	2,339,115
CyberArk Software Ltd.*	13,723	2,278,155
JFrog Ltd. (Israel)*	72,577	2,233,194
Monday.com Ltd.*	11,879	2,147,486
Nice Ltd. (Israel)*(a)	9,692	2,111,402
Pagaya Technologies Ltd., Class A*	915,202	2,434,438
Riskified Ltd., Class A*	454,389	2,194,699
Sapiens International Corp. NV (Israel)	76,950	2,073,033
SimilarWeb Ltd. (Israel)*	302,601	2,175,701
WalkMe Ltd. (Israel)*	247,368	2,223,838
Total Software		26,636,625
Technology Hardware, Storage & Peripherals – 1.8%
Stratasys Ltd.*	101,738	1,844,510
Wireless Telecommunication Services – 4.0%
Cellcom Israel Ltd. (Israel)*	568,136	2,015,012
Partner Communications Co. Ltd. (Israel)*	463,915	1,981,006
Total Wireless Telecommunication Services		3,996,018
Total Common Stocks (Cost $105,038,565)		100,050,587
Total Investments – 100.1% (Cost $105,038,565)		100,050,587
Liabilities in Excess of Other Assets – (0.1)%		(116,557)
Net Assets – 100.0%		$99,934,030

*     Non-income producing security

(a)   American Depositary Receipt

Country	Value	% of Net Assets
Israel	$ 74,067,273	74.1%
Japan	2,237,885	2.2
United States	23,745,429	23.8
Total Investments	100,050,587	100.1
Liabilities in Excess of Other Assets	(116,557)	(0.1)
Net Assets	$ 99,934,030	100.0%

See accompanying Notes to Financial Statements.

Schedule of Investments (concluded) ARK Israel Innovative Technology ETF
July 31, 2023

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2023, based upon the three levels defined above:

ARK Israel Innovative Technology ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$100,050,587	$ —	$ —	$100,050,587
Total	$100,050,587	$ —	$ —	$100,050,587

‡     Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
July 31, 2023
	ARK Genomic Revolution ETF	ARK Autonomous Technology & Robotics ETF	ARK Innovation ETF	ARK Next Generation Internet ETF
ASSETS:
Investments in non-affiliated securities at market value (Note 2)	$ 1,680,346,148	$1,123,918,755	$ 5,755,379,571	$ 1,632,036,163
Investments in affiliated securities at market value (Note 2)	809,429,757	47,103,844	3,543,632,751	19,329,832
Receivables:
Dividends	227,023	309,525	31,848	9,503
Capital shares sold	34,045,779	—	79,473,339	—
Investment securities sold	10,242,925	—	52,628,024	105,520
Tax reclaims	5,173,433	44,307	1,778,642	—
Total Assets	2,539,465,065	1,171,376,431	9,432,924,175	1,651,481,018
LIABILITIES:
Payables:
Capital shares purchased	7,451,186	—	52,642,836	—
Investment securities purchased	33,893,657	—	79,451,712	—
Management fees (Note 3)	1,458,623	718,707	5,476,827	970,057
Total Liabilities	42,803,466	718,707	137,571,375	970,057
NET ASSETS	$ 2,496,661,599	$1,170,657,724	$ 9,295,352,800	$ 1,650,510,961
NET ASSETS CONSIST OF:
Paid-in capital	$ 7,075,698,455	$1,882,060,239	$ 21,808,639,011	$ 4,079,549,059
Total accumulated loss	(4,579,036,856)	(711,402,515)	(12,513,286,211)	(2,429,038,098)
NET ASSETS	$ 2,496,661,599	$1,170,657,724	$ 9,295,352,800	$ 1,650,510,961
Shares outstanding no par value (unlimited shares authorized)	65,800,000	19,900,000	184,350,000	24,550,000
Net asset value, per share	$ 37.94	$ 58.83	$ 50.42	$ 67.23
Investments in non-affiliated securities at cost	$ 3,559,781,520	$1,435,630,169	$ 9,094,253,242	$ 3,161,724,398
Investments in affiliated securities at cost	$ 2,339,572,429	$ 159,264,788	$ 9,153,848,395	$ 63,371,979

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)
July 31, 2023
	ARK Fintech Innovation ETF	ARK Space Exploration & Innovation ETF	The 3D Printing ETF	ARK Israel Innovative Technology ETF
ASSETS:
Investments in non-affiliated securities at market value (Note 2)	$ 1,091,470,315	$ 282,605,422	$ 183,227,099	$ 100,050,587
Investments in affiliated securities at market value (Note 2)	—	16,332,566	—	—
Foreign currency	—	—	—	177,273
Receivables:
Dividends	16,887	29,461	27,465	659
Investment securities sold	7,504,129	—	2,455,836	4,057,757
Tax reclaims	18,393	152,264	255,823	—
Total Assets	1,099,009,724	299,119,713	185,966,223	104,286,276
LIABILITIES:
Due to custodian	—	—	—	115,231
Due to custodian for foreign currency	7,165	3,954	9,403	—
Payables:
Capital shares purchased	—	—	—	4,017,455
Investment securities purchased	10,074,688	—	—	178,099
Management fees (Note 3)	638,453	177,263	100,319	40,608
Other accrued expenses	—	—	1,550	853
Total Liabilities	10,720,306	181,217	111,272	4,352,246
NET ASSETS	$ 1,088,289,418	$ 298,938,496	$ 185,854,951	$ 99,934,030
NET ASSETS CONSIST OF:
Paid-in capital	$ 2,850,331,222	$ 435,555,763	$ 415,848,849	$ 225,171,468
Total accumulated loss	(1,762,041,804)	(136,617,267)	(229,993,898)	(125,237,438)
NET ASSETS	$ 1,088,289,418	$ 298,938,496	$ 185,854,951	$ 99,934,030
Shares outstanding no par value (unlimited shares authorized)	45,050,000	19,200,000	7,600,000	4,975,000
Net asset value, per share	$ 24.16	$ 15.57	$ 24.45	$ 20.09
Investments in non-affiliated securities at cost	$ 1,766,401,963	$ 374,230,446	$ 235,322,343	$ 105,038,565
Investments in affiliated securities at cost	$ —	$ 26,330,639	$ —	$ —
Foreign currency at cost	—	—	—	177,277

See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended July 31, 2023
	ARK Genomic Revolution ETF	ARK Autonomous Technology & Robotics ETF	ARK Innovation ETF	ARK Next Generation Internet ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$ 1,026,437	$ 4,479,527	$ 437,243	$ 131,681
Foreign withholding tax	—	(343,577)	—	—
Total Income	1,026,437	4,135,950	437,243	131,681
EXPENSES:
Management fees (Note 3)	16,716,409	7,261,773	57,307,379	9,450,358
Overdraft expense	—	12	88	104
Total Expenses	16,716,409	7,261,785	57,307,467	9,450,462
Net Investment Loss	(15,689,972)	(3,125,835)	(56,870,224)	(9,318,781)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	(679,940,596)	(234,624,240)	(1,163,105,365)	(451,693,344)
Investments in affiliated securities	(144,229,289)	(15,121,335)	(1,478,633,188)	—
In-kind redemptions – non-affiliated securities	(20,179,695)	(15,301,882)	442,288,010	(12,557,174)
In-kind redemptions – affiliated securities	(9,468,846)	(12,901,986)	131,646,106	(4,410,641)
Net realized loss	(853,818,426)	(277,949,443)	(2,067,804,437)	(468,661,159)
Change in unrealized appreciation (depreciation) on: Investments in non-affiliated securities	991,661,370	226,808,741	2,330,777,497	765,797,438
Investments in affiliated securities	(106,928,844)	82,299,564	682,905,990	(7,290,940)
Change in unrealized appreciation	884,732,526	309,108,305	3,013,683,487	758,506,498
Net realized and unrealized gain on investments and foreign currency translation	30,914,100	31,158,862	945,879,050	289,845,339
Net Increase in Net Assets Resulting From Operations	$ 15,224,128	$ 28,033,027	$ 889,008,826	$ 280,526,558

See accompanying Notes to Financial Statements.

Statements of Operations (concluded)
For the Year Ended July 31, 2023
	ARK Fintech Innovation ETF	ARK Space Exploration & Innovation ETF	The 3D Printing ETF	ARK Israel Innovative Technology ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$ 1,590,120	$ 1,803,193	$ 1,281,764	$ 647,986
Foreign withholding tax	(17,236)	(98,610)	(83,743)	(157,613)
Total Income	1,572,884	1,704,583	1,198,021	490,373
EXPENSES:
Management fees (Note 3)	6,286,110	2,094,766	1,189,577	492,755
Overdraft expense	7,596	251	998	3,855
Other expenses	—	—	18,260	10,267
Total Expenses	6,293,706	2,095,017	1,208,835	506,877
Less expense waivers and reimbursements	—	(102,840)(1)	—	—
Net Expenses	6,293,706	1,992,177	1,208,835	506,877
Net Investment Loss	(4,720,822)	(287,594)	(10,814)	(16,504)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	(397,299,950)	(7,285,769)	(62,567,000)	(38,557,513)
Foreign currency transactions	1,918	(9,381)	(62,516)	(28,178)
In-kind redemptions – non-affiliated securities	(243,743)	20,046	987,135	4,325,508
In-kind redemptions – affiliated securities	—	(1,601,960)	—	—
Net realized loss	(397,541,775)	(8,877,064)	(61,642,381)	(34,260,183)
Change in unrealized appreciation (depreciation) on: Investments in non-affiliated securities	663,846,928	16,310,362	69,879,512	37,194,610
Investments in affiliated securities	—	2,271,471	—	—
Foreign currency translation	24,972	2,569	18,334	113
Change in unrealized appreciation	663,871,900	18,584,402	69,897,846	37,194,723
Net realized and unrealized gain on investments and foreign currency translation	266,330,125	9,707,338	8,255,465	2,934,540
Net Increase in Net Assets Resulting From Operations	$ 261,609,303	$ 9,419,744	$ 8,244,651	$ 2,918,036

(1)  See Notes to Financial Statements (Note 3).

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	ARK Genomic Revolution ETF		ARK Autonomous Technology & Robotics ETF
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2023	Year Ended July 31, 2022
OPERATIONS:
Net investment loss	$ (15,689,972)	$ (30,059,634)	$ (3,125,835)	$ (8,100,774)
Net realized gain (loss) on investments and foreign currency transactions	(853,818,426)	(451,066,973)	(277,949,443)	90,562,663
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	884,732,526	(3,694,261,922)	309,108,305	(726,387,621)
Net increase (decrease) in net assets resulting from operations	15,224,128	(4,175,388,529)	28,033,027	(643,925,732)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	—	(32,103,552)	—	(17,227,749)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,362,712,302	2,552,890,394	69,227,641	32,917,320
Cost of shares redeemed	(1,661,300,555)	(4,153,386,338)	(138,541,694)	(966,464,826)
Net decrease in net assets resulting from shareholder transactions	(298,588,253)	(1,600,495,944)	(69,314,053)	(933,547,506)
Decrease in net assets	(283,364,125)	(5,807,988,025)	(41,281,026)	(1,594,700,987)
NET ASSETS:
Beginning of year	2,780,025,724	8,588,013,749	1,211,938,750	2,806,639,737
End of year	$ 2,496,661,599	$ 2,780,025,724	$1,170,657,724	$ 1,211,938,750
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	75,805,000	101,755,000	21,600,000	34,600,000
Shares sold	41,200,000	51,950,000	1,300,000	500,000
Shares redeemed	(51,205,000)	(77,900,000)	(3,000,000)	(13,500,000)
Shares outstanding, end of year	65,800,000	75,805,000	19,900,000	21,600,000

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Innovation ETF		ARK Next Generation Internet ETF
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2023	Year Ended July 31, 2022
OPERATIONS:
Net investment loss	$ (56,870,224)	$ (109,181,494)	$ (9,318,781)	$ (25,356,907)
Net realized loss on investments and foreign currency transactions	(2,067,804,437)	(11,169,618)	(468,661,159)	(105,372,724)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,013,683,487	(12,780,484,623)	758,506,498	(2,600,882,800)
Net increase (decrease) in net assets resulting from operations	889,008,826	(12,900,835,735)	280,526,558	(2,731,612,431)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	—	(133,975,984)	—	(106,224,276)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	9,791,568,164	18,069,518,927	376,471,902	1,093,086,885
Cost of shares redeemed	(10,722,043,209)	(18,193,317,043)	(462,986,678)	(2,612,390,915)
Net decrease in net assets resulting from shareholder transactions	(930,475,045)	(123,798,116)	(86,514,776)	(1,519,304,030)
Increase (decrease) in net assets	(41,466,219)	(13,158,609,835)	194,011,782	(4,357,140,737)
NET ASSETS:
Beginning of year	9,336,819,019	22,495,428,854	1,456,499,179	5,813,639,916
End of year	$ 9,295,352,800	$ 9,336,819,019	$1,650,510,961	$ 1,456,499,179
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	206,850,000	187,600,000	26,700,000	39,450,000
Shares sold	245,750,000	268,700,000	7,600,000	11,850,000
Shares redeemed	(268,250,000)	(249,450,000)	(9,750,000)	(24,600,000)
Shares outstanding, end of year	184,350,000	206,850,000	24,550,000	26,700,000
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Fintech Innovation ETF		ARK Space Exploration & Innovation ETF
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2023	Year Ended July 31, 2022
OPERATIONS:
Net investment loss	$ (4,720,822)	$ (13,605,400)	$ (287,594)	$ (815,274)
Net realized loss on investments and foreign currency transactions	(397,541,775)	(403,587,918)	(8,877,064)	(8,554,029)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	663,871,900	(1,364,491,482)	18,584,402	(124,793,118)
Net increase (decrease) in net assets resulting from operations	261,609,303	(1,781,684,800)	9,419,744	(134,162,421)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	—	—	—	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	152,224,444	254,740,340	5,571,035	5,118,747
Cost of shares redeemed	(261,975,876)	(1,146,893,053)	(35,588,100)	(158,973,813)
Net decrease in net assets resulting from shareholder transactions	(109,751,432)	(892,152,713)	(30,017,065)	(153,855,066)
Increase (decrease) in net assets	151,857,871	(2,673,837,513)	(20,597,321)	(288,017,487)
NET ASSETS:
Beginning of year	936,431,547	3,610,269,060	319,535,817	607,553,304
End of year	$1,088,289,418	$ 936,431,547	$298,938,496	$ 319,535,817
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	52,300,001	71,250,001	21,400,001	29,850,001
Shares sold	8,050,000	9,850,000	450,000	300,000
Shares redeemed	(15,300,001)	(28,800,000)	(2,650,001)	(8,750,000)
Shares outstanding, end of year	45,050,000	52,300,001	19,200,000	21,400,001

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	The 3D Printing ETF		ARK Israel Innovative Technology ETF
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2023	Year Ended July 31, 2022
OPERATIONS:
Net investment loss	$ (10,814)	$ (530,350)	$ (16,504)	$ (294,900)
Net realized loss on investments and foreign currency transactions	(61,642,381)	(103,341,583)	(34,260,183)	(56,749,557)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	69,897,846	(60,510,303)	37,194,723	(18,576,396)
Net increase (decrease) in net assets resulting from operations	8,244,651	(164,382,236)	2,918,036	(75,620,853)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	—	(6,527)	—	(731,187)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	3,488,712	—	8,621,228	4,381,509
Cost of shares redeemed	(35,428,704)	(141,564,471)	(29,739,323)	(93,611,726)
Net decrease in net assets resulting from shareholder transactions	(31,939,992)	(141,564,471)	(21,118,095)	(89,230,217)
Decrease in net assets	(23,695,341)	(305,953,234)	(18,200,059)	(165,582,257)
NET ASSETS:
Beginning of year	209,550,292	515,503,526	118,134,089	283,716,346
End of year	$185,854,951	$ 209,550,292	$ 99,934,030	$ 118,134,089
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	9,050,001	13,550,001	6,100,001	9,375,001
Shares sold	150,000	—	450,000	200,000
Shares redeemed	(1,600,001)	(4,500,000)	(1,575,001)	(3,475,000)
Shares outstanding, end of year	7,600,000	9,050,001	4,975,000	6,100,001

See accompanying Notes to Financial Statements.

Financial Highlights ARK Genomic Revolution ETF For a share outstanding throughout each year presented.
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Per Share Data:
Net asset value, beginning of year	$ 36.67	$ 84.40	$ 53.70	$ 34.50	$ 29.36
Net investment loss(1)	(0.23)	(0.35)	(0.24)	(0.28)	(0.19)
Net realized and unrealized gain (loss) on investments	1.50	(47.00)	31.73	20.53	5.80
Total gain (loss) from investment operations	1.27	(47.35)	31.49	20.25	5.61
Distributions to shareholders:
Net realized gains	—	(0.38)	(0.79)	(1.05)	(0.47)
Total distributions	—	(0.38)	(0.79)	(1.05)	(0.47)
Net asset value, end of year	$ 37.94	$ 36.67	$ 84.40	$ 53.70	$ 34.50
Market value, end of year	$ 38.00	$ 36.61	$ 84.35	$ 53.70	$ 34.58
Total Return at Net Asset Value(2)	3.46%	(56.27)%	58.48%	60.41%	19.87%
Total Return at Market Value(2)	3.80%	(56.32)%	58.39%	60.05%	20.00%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$2,496,662	$2,780,026	$8,588,014	$1,589,856	$465,966
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.70)%	(0.62)%	(0.28)%	(0.73)%	(0.63)%
Portfolio turnover rate(3)	28%	51%	45%	50%	64%

(1)  Based on average daily shares outstanding.

(2)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(3)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued) ARK Autonomous Technology & Robotics ETF For a share outstanding throughout each year presented.
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Per Share Data:
Net asset value, beginning of year	$ 56.11	$ 81.12	$ 52.69	$ 33.05	$ 34.93
Net investment loss(1)	(0.16)	(0.30)	(0.33)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	2.88	(24.10)	29.42	19.77	(0.91)
Total gain (loss) from investment operations	2.72	(24.40)	29.09	19.64	(1.04)
Distributions to shareholders:
Net realized gains	—	(0.61)	(0.66)	—	(0.84)
Total distributions	—	(0.61)	(0.66)	—	(0.84)
Net asset value, end of year	$ 58.83	$ 56.11	$ 81.12	$ 52.69	$ 33.05
Market value, end of year	$ 58.86	$ 56.07	$ 81.18	$ 52.78	$ 33.06
Total Return at Net Asset Value(2)	4.85%	(30.27)%	55.31%	59.43%	(2.66)%
Total Return at Market Value(2)	4.98%	(30.38)%	55.17%	59.65%	(2.84)%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$1,170,658	$1,211,939	$2,806,640	$447,887	$166,897
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.32)%	(0.42)%	(0.41)%	(0.34)%	(0.39)%
Portfolio turnover rate(3)	21%	54%	86%	71%	54%

(1)  Based on average daily shares outstanding.

(2)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(3)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued) ARK Innovation ETF For a share outstanding throughout each year presented.
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Per Share Data:
Net asset value, beginning of year	$ 45.14	$ 119.91	$ 80.37	$ 48.36	$ 44.51
Net investment loss(1)	(0.30)	(0.60)	(0.75)	(0.38)	(0.30)
Net realized and unrealized gain (loss) on investments	5.58	(73.39)	42.33	32.58	5.32
Total gain (loss) from investment operations	5.28	(73.99)	41.58	32.20	5.02
Distributions to shareholders:
Net realized gains	—	(0.78)	(2.04)	(0.19)	(1.17)
Total distributions	—	(0.78)	(2.04)	(0.19)	(1.17)
Net asset value, end of year	$ 50.42	$ 45.14	$ 119.91	$ 80.37	$ 48.36
Market value, end of year	$ 50.45	$ 45.13	$ 120.00	$ 80.37	$ 48.46
Total Return at Net Asset Value(2)	11.71%	(62.04)%	51.65%	66.82%	12.14%
Total Return at Market Value(2)	11.79%	(62.08)%	51.76%	66.47%	12.27%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$9,295,353	$9,336,819	$22,495,429	$6,132,599	$1,731,253
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.74)%	(0.75)%	(0.63)%	(0.70)%	(0.67)%
Portfolio turnover rate(3)	26%	55%	71%	80%	80%

(1)  Based on average daily shares outstanding.

(2)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade.

(3)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued) ARK Next Generation Internet ETF For a share outstanding throughout each year presented.
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Per Share Data:
Net asset value, beginning of year	$ 54.55	$ 147.37	$ 99.48	$ 52.32	$ 55.10
Net investment loss(1)	(0.37)	(0.81)	(0.98)	(0.45)	(0.33)
Net realized and unrealized gain (loss) on investments	13.05	(88.70)	50.76	47.61	3.09
Total gain (loss) from investment operations	12.68	(89.51)	49.78	47.16	2.76
Distributions to shareholders:
Net realized gains	—	(3.31)	(1.89)	—	(5.54)
Total distributions	—	(3.31)	(1.89)	—	(5.54)
Net asset value, end of year	$ 67.23	$ 54.55	$ 147.37	$ 99.48	$ 52.32
Market value, end of year	$ 67.31	$ 54.48	$ 147.55	$ 99.49	$ 52.48
Total Return at Net Asset Value(2)	23.25%	(61.95)%	50.06%	90.13%	7.49%
Total Return at Market Value(2)	23.55%	(62.04)%	50.24%	89.58%	7.80%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$1,650,511	$1,456,499	$5,813,640	$1,920,045	$431,660
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.74)%	(0.75)%	(0.69)%	(0.68)%	(0.63)%
Portfolio turnover rate(3)	33%	76%	120%	93%	92%

(1)  Based on average daily shares outstanding.

(2)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade.

(3)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued) ARK Fintech Innovation ETF For a share outstanding throughout each period presented.
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	For the Period February 4, 2019(1) through July 31, 2019
Per Share Data:
Net asset value, beginning of period	$ 17.91	$ 50.67	$ 36.18	$ 22.84	$ 20.00
Net investment loss(2)	(0.10)	(0.24)	(0.30)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	6.35	(32.52)	14.97	13.74	2.87
Total gain (loss) from investment operations	6.25	(32.76)	14.67	13.64	2.84
Distributions to shareholders:
Net realized gains	—	—	(0.18)	(0.30)	—
Total distributions	—	—	(0.18)	(0.30)	—
Net asset value, end of period	$ 24.16	$ 17.91	$ 50.67	$ 36.18	$ 22.84
Market value, end of period	$ 24.20	$ 17.88	$ 50.68	$ 36.26	$ 22.86
Total Return at Net Asset Value(3)	34.92%	(64.66)%	40.58%	60.36%	14.21%
Total Return at Market Value(3)	35.35%	(64.72)%	40.29%	60.59%	14.30%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$1,088,289	$936,432	$3,610,269	$347,337	$74,233
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%(4)
Net investment loss	(0.56)%	(0.65)%	(0.60)%	(0.40)%	(0.24)%(4)
Portfolio turnover rate(5)	26%	75%	78%	55%	22%

(1)  Commencement of operations.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)  Annualized.

(5)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued) ARK Space Exploration & Innovation ETF For a share outstanding throughout each period presented.
	Year Ended July 31, 2023	Year Ended July 31, 2022	For the Period March 30, 2021(1) through July 31, 2021
Per Share Data:
Net asset value, beginning of period	$ 14.93	$ 20.35	$ 20.00
Net investment loss(2)	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.65	(5.39)	0.37
Total gain (loss) from investment operations	0.64	(5.42)	0.35
Total distributions	—	—	—
Net asset value, end of period	$ 15.57	$ 14.93	$ 20.35
Market value, end of period	$ 15.59	$ 14.93	$ 20.34
Total Return at Net Asset Value(3)	4.27%	(26.64)%	1.77%
Total Return at Market Value(3)	4.42%	(26.60)%	1.70%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$298,938	$319,536	$607,553
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	0.75%	0.75%	0.75%(4)
Expenses, net of expense waivers and reimbursements	0.71%	0.70%	0.71%(4)
Net investment loss	(0.10)%	(0.18)%	(0.26)%(4)
Portfolio turnover rate(5)	8%	41%	46%

(1)  Commencement of operations.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)  Annualized.

(5)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued) The 3D Printing ETF For a share outstanding throughout each year presented.
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Per Share Data:
Net asset value, beginning of year	$ 23.15	$ 38.04	$ 22.28	$ 22.04	$ 24.22
Net investment loss(1)	(0.00)(2)	(0.05)	0.00(2)	(0.00)(2)	(0.01)
Net realized and unrealized gain (loss) on investments	1.30	(14.84)	15.76	0.25	(2.01)
Total gain (loss) from investment operations	1.30	(14.89)	15.76	0.25	(2.02)
Distributions to shareholders:
Net investment income	—	(0.00)(2)	—	(0.01)	—
Net realized gains	—	—	—	—	(0.16)
Total distributions	—	(0.00)	—	(0.01)	(0.16)
Net asset value, end of year	$ 24.45	$ 23.15	$ 38.04	$ 22.28	$ 22.04
Market value, end of year	$ 24.43	$ 23.16	$ 38.00	$ 22.16	$ 22.25
Total Return at Net Asset Value(3)	5.61%	(39.14)%	70.76%	1.15%	(8.25)%
Total Return at Market Value(3)	5.48%	(39.05)%	71.48%	(0.34)%	(7.76)%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$185,855	$209,550	$515,504	$41,217	$39,672
Ratio to average net assets of:
Expenses	0.66%	0.66%	0.66%	0.66%	0.66%
Net investment loss	(0.01)%	(0.15)%	0.00%(4)	0.00%(4)	(0.04)%
Portfolio turnover rate(5)	45%	37%	59%	37%	51%

(1)  Based on average daily shares outstanding.

(2)  Amount represents less than $0.005.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(4)  Amount represents less than 0.00%.

(5)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (concluded) ARK Israel Innovative Technology ETF For a share outstanding throughout each year presented.
	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Per Share Data:
Net asset value, beginning of year	$ 19.37	$ 30.26	$ 25.00	$ 20.54	$ 20.85
Net investment income (loss)(1)	(0.00)(2)	(0.04)	0.05	(0.03)	0.08
Net realized and unrealized gain (loss) on investments	0.72	(10.75)	5.21	4.97	0.18
Total gain (loss) from investment operations	0.72	(10.79)	5.26	4.94	0.26
Distributions to shareholders:
Net investment income	—	(0.10)	—	(0.48)	(0.57)
Total distributions	—	(0.10)	—	(0.48)	(0.57)
Net asset value, end of year	$ 20.09	$ 19.37	$ 30.26	$ 25.00	$ 20.54
Market value, end of year	$ 20.07	$ 19.36	$ 30.15	$ 24.74	$ 20.64
Total Return at Net Asset Value(3)	3.72%	(35.79)%	21.06%	24.31%	1.57%
Total Return at Market Value(3)	3.67%	(35.57)%	21.87%	22.41%	1.20%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$99,934	$118,134	$283,716	$48,123	$19,512
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income (loss)	(0.02)%	(0.15)%	0.15%	(0.14)%	0.37%
Portfolio turnover rate(4)	51%	58%	88%	86%	57%

(1)  Based on average daily shares outstanding.

(2)  Amount represents less than $0.005.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(4)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements July 31, 2023

1. Organization

ARK ETF Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Trust was organized as a Delaware statutory trust on June 7, 2013. The Trust consists of eight (8) investment portfolios: ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Space Exploration & Innovation ETF, The 3D Printing ETF, and ARK Israel Innovative Technology ETF (each, a “Fund” and collectively, “Funds”). Each Fund is classified as a non-diversified management investment company under the 1940 Act.

The investment objective of the ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, and ARK Space Exploration & Innovation ETF is long-term growth of capital. The 3D Printing ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index. The ARK Israel Innovative Technology ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israel Innovation Index. There can be no assurance that the Funds will achieve their respective investment objectives.

The Trust’s fiscal and tax reporting year ends July 31.

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative guidance for SEC registrants. The following summarizes the significant accounting policies of the Funds:

Investment Valuation

The values of each Fund’s securities that are traded on a securities market are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by the Adviser, which was selected by the Board of Trustees of the Trust (“Board of Trustees”) as valuation designee, to provide such fair values in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and subject to the oversight of, the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security. Investments in money market funds are valued at their NAV as of the close of each business day. Exchange-traded funds are valued at their last sale or official closing price on the principal market.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code.

Notes to Financial Statements (continued) July 31, 2023

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each Fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Management and Other Agreements

Management

The ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, and ARK Space Exploration & Innovation ETF, each pay the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.75% (“Management Fee”) in return for providing investment management and supervisory services under a comprehensive unitary structure. The 3D Printing ETF pays the Adviser a Management Fee of 0.65% in return for providing investment management and supervisory services under a comprehensive unitary structure. The ARK Israel Innovative Technology ETF pays the Adviser a Management Fee of 0.48% in return for providing investment management and supervisory services under a comprehensive unitary structure. Subject to the oversight of the Board, the Adviser provides investment management services to each Fund and provides, or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. In addition to the Management Fee, each Fund bears other fees and expenses, such as taxes and governmental fees, brokerage fees, trustee fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

The Adviser has agreed to reduce their Management Fee for the ARK Space Exploration & Innovation ETF as a result of investing in The 3D Printing ETF. As such, the Management Fees in the Statement of Operations have been reduced by $102,840.

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Funds, the custodian of the Funds’ assets and also provides transfer agency, fund accounting and various administrative services to the Funds (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution

Foreside Fund Services, LLC serves as the Funds’ distributor (“Distributor”). The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.

Board of Trustees

Each Independent Trustee receives an annual retainer fee of $230,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also receive an additional annual retainer fee of $60,000 and $20,000, respectively, for their service as such.

4. Creation and Redemption Transactions

As of July 31, 2023, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Individual shares of a Fund may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its net asset value (“NAV”) depending on the premium or discount at which the Fund’s shares trade.

Notes to Financial Statements (continued) July 31, 2023

Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit consists of 50,000 shares (25,000 shares with respect to the ARK Israel Innovative Technology ETF). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as permitted or required by a Fund, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions may be imposed.

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind subscriptions and redemptions and short-term investments) for the year ended July 31, 2023 were as follows:

Fund	Purchases	Sales
ARK Genomic Revolution ETF	$ 618,432,754	$ 631,897,041
ARK Autonomous Technology & Robotics ETF	210,630,827	210,602,866
ARK Innovation ETF	1,984,559,660	1,995,604,196
ARK Next Generation Internet ETF	415,438,654	417,649,506
ARK Fintech Innovation ETF	216,030,001	223,602,304
ARK Space Exploration & Innovation ETF	21,547,172	22,406,956
The 3D Printing ETF	82,086,609	84,939,144
ARK Israel Innovative Technology ETF	51,798,741	51,370,477

For the year ended July 31, 2023, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:

	In-Kind
Fund	Subscriptions	Redemptions
ARK Genomic Revolution ETF	$1,347,891,794	$ 1,654,233,992
ARK Autonomous Technology & Robotics ETF	69,164,902	138,327,023
ARK Innovation ETF	9,732,224,607	10,710,711,186
ARK Next Generation Internet ETF	367,951,875	462,351,451
ARK Fintech Innovation ETF	151,076,767	258,414,074
ARK Space Exploration & Innovation ETF	5,061,025	34,727,595
The 3D Printing ETF	3,480,795	35,127,314
ARK Israel Innovative Technology ETF	8,555,283	29,420,894

6. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The management of the Funds is required to analyze all open tax years (2020 − 2023), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued) July 31, 2023

At July 31, 2023, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Genomic Revolution ETF	$ 5,971,898,722	$ 57,263,901	$ (3,539,386,718)	$(3,482,122,817)
ARK Autonomous Technology & Robotics ETF	1,602,007,764	151,098,336	(582,083,501)	(430,985,165)
ARK Innovation ETF	19,163,649,510	213,334,690	(10,077,971,878)	(9,864,637,188)
ARK Next Generation Internet ETF	3,312,460,723	66,895,683	(1,727,990,411)	(1,661,094,728)
ARK Fintech Innovation ETF	1,846,520,719	59,847,727	(814,898,131)	(755,050,404)
ARK Space Exploration & Innovation ETF	406,708,624	13,234,695	(121,005,331)	(107,770,636)
The 3D Printing ETF	239,631,476	9,436,945	(65,841,322)	(56,404,377)
ARK Israel Innovative Technology ETF	110,138,411	7,363,552	(17,451,376)	(10,087,824)

The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-REIT income and basis adjustments, in-kind creation and redemption transactions, net operating losses, foreign currency gains and losses, passive foreign investment companies, grantor trust adjustments, and late year ordinary loss deferrals. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values.

At July 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Income/(Loss)	Undistributed Long-term Capital Gains	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
ARK Genomic Revolution ETF	$ (8,249,382)	$ —	$(1,088,664,657)	$(3,482,122,817)	$ (4,579,036,856)
ARK Autonomous Technology & Robotics ETF	(1,882,520)	—	(278,534,830)	(430,985,165)	(711,402,515)
ARK Innovation ETF	(32,533,949)	—	(2,616,115,074)	(9,864,637,188)	(12,513,286,211)
ARK Next Generation Internet ETF	(5,404,327)	—	(762,539,043)	(1,661,094,728)	(2,429,038,098)
ARK Fintech Innovation ETF	(2,711,581)	—	(1,004,279,032)	(755,051,191)	(1,762,041,804)
ARK Space Exploration & Innovation ETF	(147,855)	—	(28,688,674)	(107,780,738)	(136,617,267)
The 3D Printing ETF	(48,818)	—	(173,546,296)	(56,398,784)	(229,993,898)
ARK Israel Innovative Technology ETF	(81,576)	—	(115,068,036)	(10,087,826)	(125,237,438)

At July 31, 2023, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:

Fund	Total Distributable Earnings	Paid-in Capital
ARK Genomic Revolution ETF	$223,725,043	$(223,725,043)
ARK Autonomous Technology & Robotics ETF	30,105,523	(30,105,523)
ARK Innovation ETF	649,325,305	(649,325,305)
ARK Next Generation Internet ETF	109,470,084	(109,470,084)
ARK Fintech Innovation ETF	39,275,255	(39,275,255)
ARK Space Exploration & Innovation ETF	2,486,192	(2,486,192)
The 3D Printing ETF	(833,635)	833,635
ARK Israel Innovative Technology ETF	(4,038,596)	4,038,596

The tax character of distributions paid during the years indicated was as follows:

	Period Ended July 31, 2023		Period Ended July 31, 2022
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
ARK Genomic Revolution ETF	$—	$—	$32,103,552	$—
ARK Autonomous Technology & Robotics ETF	—	—	8,785,214	8,442,535
ARK Innovation ETF	—	—	87,374,812	46,601,172
ARK Next Generation Internet ETF	—	—	6,287,889	99,936,387
ARK Fintech Innovation ETF	—	—	—	—
ARK Space Exploration & Innovation ETF	—	—	—	—
The 3D Printing ETF	—	—	6,527	—
ARK Israel Innovative Technology ETF	—	—	731,187	—

*        For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Notes to Financial Statements (continued) July 31, 2023

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) and ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended July 31, 2023, the Funds incurred and elected to defer to August 1, 2023 Post-October Losses and Late Year Ordinary Losses as follows:

Fund	Late Year Ordinary Deferral	Capital Post-October Loss
ARK Genomic Revolution ETF	$ (8,249,382)	$ —
ARK Autonomous Technology & Robotics ETF	(1,882,520)	—
ARK Innovation ETF	(32,533,949)	—
ARK Next Generation Internet ETF	(5,404,327)	—
ARK Fintech Innovation ETF	(2,711,581)	—
ARK Space Exploration & Innovation ETF	(147,855)	—
The 3D Printing ETF	(48,818)	—
ARK Israel Innovative Technology ETF	(81,576)	—

At July 31, 2023, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
ARK Genomic Revolution ETF	$ 250,757,963	$ 837,906,694	$1,088,664,657
ARK Autonomous Technology & Robotics ETF	18,186,873	260,347,957	278,534,830
ARK Innovation ETF	1,042,848,686	1,573,266,388	2,616,115,074
ARK Next Generation Internet ETF	251,556,319	510,982,724	762,539,043
ARK Fintech Innovation ETF	570,104,221	434,174,811	1,004,279,032
ARK Space Exploration & Innovation ETF	18,119,835	10,568,839	28,688,674
The 3D Printing ETF	94,849,026	78,697,270	173,546,296
ARK Israel Innovative Technology ETF	59,766,481	55,301,555	115,068,036

7. Indemnification Obligations

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. Investment Risks

The Funds’ prospectuses contain additional information regarding the risks associated with an investment in a Fund.

Concentration Risk: The ARK Autonomous Technology & Robotics ETF is concentrated in securities of issuers having their principal business activities in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry. The ARK Fintech Innovation ETF is concentrated in securities of issuers having their principal business activities in the communication, technology and financials group of industries. The ARK Genomic Revolution ETF is concentrated in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. The ARK Next Generation Internet ETF is concentrated in securities of issuers having their principal business activities in the internet information provider and catalog and mail order house industry. The ARK Space Exploration & Innovation ETF is concentrated in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector and (ii) information technology sector. The 3D Printing ETF and the ARK Israel Innovative Technology ETF may each invest 25% or more of the value of its respective net assets in securities of issuers in any one industry or group of industries if their respective indices, The Total 3-D Printing Index and The ARK Israeli Innovation Index, concentrate in such industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ARK Innovation ETF is not concentrated in any industry.

As of July 31, 2023, the ARK Genomic Revolution ETF had more than 25% of its assets invested in the biotechnology industry, the ARK Space Exploration & Innovation ETF had more than 25% of its assets invested in the aerospace & defense industry, and the ARK Israel Innovative Technology ETF had more than 25% of its assets invested in the software industry. To the extent a Fund’s holdings are concentrated in a

Notes to Financial Statements (concluded) July 31, 2023

particular industry or group of industries, adverse market conditions affecting those industries may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

Market Risk: The outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to a Fund and negatively impact broad segments of businesses and populations. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

In February 2022, Russia began engaging in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known.

9. New Accounting Pronouncement

In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also introduce new disclosure requirements related to such equity securities. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Early adoption is permitted. Management is currently evaluating the impact of this ASU on the Fund’s financial statements.

10. Subsequent Events

Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no additional events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ARK ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ARK ETF Trust (the “Trust”) (comprising ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Space Exploration & Innovation ETF, The 3D Printing ETF and ARK Israel Innovative Technology ETF (collectively referred to as the “Funds”)), including the schedules of investments, as of July 31, 2023, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising ARK ETF Trust at July 31, 2023, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the periods indicated in the table below were audited by another independent registered public accounting firm whose report, dated September 24, 2021, expressed an unqualified opinion on those financial highlights.

Funds comprising the ARK ETF Trust	Financial highlights
ARK Genomic Revolution ETF ARK Autonomous Technology & Robotics ETF ARK Innovation ETF ARK Next Generation Internet ETF The 3D Printing ETF ARK Israel Innovative Technology ETF	For each of the three years in the period ended July 31, 2021
ARK Fintech Innovation ETF	For each of the two years in the period ended July 31, 2021 and for the period from February 4, 2019 (commencement of operations) through July 31, 2019
ARK Space Exploration & Innovation ETF	For the period from March 30, 2021 (commencement of operations) through July 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more ARK Invest investment companies since 2022.

New York, New York

September 29, 2023

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK ETF Trust files with the Securities and Exchange Commission on Form N-PORT the complete schedule of portfolio holdings for each ARK ETF for the first and third quarters of each fiscal year. The ARK ETF Trust’s Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling (727) 810-8160. In addition, each ARK ETF’s current portfolio holdings are updated daily and are available on our website, www.ark-funds.com.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK ETFs, is available without charge, upon request, by calling (727) 810-8160 collect or visiting our website at www.ark-funds.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK ETFs file with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (727) 810-8160 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Premium/Discount Information. Information about the difference between daily market prices on the secondary market for shares of each ARK ETF and the ARK ETF’s net asset value can be found on our website, www.ark-funds.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended July 31, 2023.

	Qualified Dividend Income*	Dividends Received Deduction*
ARK Genomic Revolution ETF	0%	0%
ARK Autonomous Technology & Robotics ETF	0%	0%
ARK Innovation ETF	0%	0%
ARK Next Generation Internet ETF	0%	0%
ARK Fintech Innovation ETF	0%	0%
ARK Space Exploration & Innovation ETF	0%	0%
The 3D Printing ETF	0%	0%
ARK Israel Innovative Technology ETF	0%	0%

*        The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Risks Involved with Investing in the Funds (Unaudited)

This report should be read in conjunction with the Trust’s prospectus.

The principal risks of investing in the ARK ETFs include:

Disruptive Innovation Risk Companies that the Adviser believes create and capitalize on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. A Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future.

Market Risk The value of the Funds’ assets will fluctuate as the markets in which the Funds invest fluctuate. The value of the Funds’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, exchange trading suspensions and closures (including the exchanges on which a Fund’s underlying investment securities are traded), infectious disease outbreaks or pandemics, terrorism, regulatory events and government controls, that affect large portions of the market.

Equity Securities Risk The value of the equity securities the Funds hold may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Funds hold participate or factors relating to specific companies in which the Funds invest (e.g., litigation or government regulation), among other factors. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments. The Funds may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Foreign Securities Risk Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities such as risks of currency exchange rates, differences in foreign accounting and legal standards, the availability of less reliable financial information, and government restrictions on repatriation of capital. Geopolitical risks, including those arising from trade tension and/or the imposition of trade tariffs, terrorist activity or acts of civil or international hostility, are increasing. For instance, military conflict and escalating tensions between countries could result in geopolitical instability and adversely affect the global economy or specific markets. Strategic competition between the US and China and resulting tensions have also contributed to uncertainty in the geopolitical and regulatory landscapes. Similarly, other events outside of the Trust’s control, including natural disasters, climate change-related events, pandemics (such as the COVID-19 pandemic) or health crises may arise from time to time and be accompanied by governmental actions that may increase international tension. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets and may cause the Trust’s assets to decline.

Concentration Risk The Fund’s assets may be concentrated in a particular industry or group of industries to the extent the Index concentrates in a particular industry or group of industries. If the Fund’s assets are concentrated in a particular industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

Index Tracking Risk An Index Fund’s return may not track the performance of the Index for a number of reasons. For example, an Index Fund incurs a number of operating expenses not applicable to the applicable Index and incurs costs associated with buying and selling securities, especially when rebalancing the Index Fund’s securities holdings to reflect changes in the composition of the applicable Index. An Index Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the applicable Index. When the Index Fund’s Index is rebalanced and the Index Fund in turn rebalances its portfolio to attempt to increase the correlation between the Index Fund’s portfolio and its applicable Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Index Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index Fund’s applicable Index, which may increase the costs to and the tracking error risk of the Index Fund. In addition, the Index Fund may not be able to invest in certain securities included in the applicable Index or may not be able to invest in them in the exact proportions in which they are represented in the applicable Index, due to legal restrictions or limitations imposed by the governments of certain countries, potential adverse tax consequences or other regulatory reasons. The risk that the Index Fund may not track the performance of the applicable Index may be magnified during times of heightened market volatility or other unusual market conditions. A lack of liquidity may be due to various events, including markets events, economic conditions or investor perceptions. Illiquid

Risks Involved with Investing in the Funds (Unaudited) (concluded)

securities may be difficult to value and their value may be lower than market price of comparable liquid securities, which would negatively affect the Index Fund’s performance. To the extent the Index Fund calculates its NAV based on “fair value” prices for certain securities and the value of the applicable Index is based on securities’ closing prices (i.e., the value of the Index is not based on “fair value” prices), the Index Fund’s ability to track the applicable Index may be adversely affected. For tax efficiency purposes, the Index Fund may sell certain securities to realize losses causing it to deviate from the applicable Index. Errors in the construction or calculation of the applicable Index may occur from time to time and any such errors may not be immediately identified and corrected by Solactive, which may have an adverse impact on the Index Fund and its shareholders.

Authorized Participants Concentration Risk A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Health Care Sector Risk Companies in the health care sector may be adversely affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors.

Consumer Discretionary Risk The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Industrials Sector Risk Companies in the industrials sector may be adversely affected by changes in government regulation (such as through the imposition or removal of tariffs), world events, economic conditions, environmental damages, product liability claims and exchange rates.

Information Technology Sector Risk Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The markets in which many information technology companies compete face rapidly evolving industry standards and government regulations, frequent new service and product announcements, introductions and enhancements, and changing customer demands.

Communications Sector Risk Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation.

Financial Technology Sector Risk Companies in the financial technology (“FinTech”) sector that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech companies may not currently derive any revenue, and there is no assurance that such companies will derive any revenue from innovative technologies in the future.

Cryptocurrency Investment Risk ARKW may have exposure to cryptocurrency, such as bitcoin, indirectly through an investment in a grantor trust (e.g., the Grayscale Bitcoin Trust (BTC)) that will experience any associated volatility of the underlying cryptocurrency. Shares of BTC may trade at a significant premium or discount to net asset value (“NAV”). To the extent BTC trades at a discount to NAV, the value of a Fund’s investment in BTC would typically decrease. ARKW may also have exposure to bitcoin through other pooled investment vehicles that invest in bitcoin, such as exchange-traded funds that are domiciled and listed for trading in Canada. The Funds’ exposure to cryptocurrencies may change over time and, accordingly, such exposure may not always be present in the Funds’ portfolios. Cryptocurrencies such as bitcoin are not “fiat” currencies of any central bank or government and currently are not subject to the authority of any central bank or government authority and are therefore not backed by any government, and regulatory and tax treatment of cryptocurrencies continues to develop.

Non-Diversified Risk As a non-diversified investment company, a Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds.

Market Trading Risk Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for the Fund’s shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in the Fund’s shares trading at a significant premium or discount to NAV. Please see the ARK ETFs’ current prospectuses for more detailed descriptions of the risks of investing in the ARK ETFs.

Liquidity Risk

Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (“1940 Act”), the Funds have adopted and implemented a Liquidity Risk Management Program (the “Program”). The Program addresses the Liquidity Rule’s requirements for the periodic assessment and management of Fund liquidity risk and compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The ARK Liquidity Committee (“Administrator”) has been designated to administer the Program. The Administrator consists of certain Trust officers and representatives from compliance and trading functions.

Each of the Funds qualifies as an “In-Kind ETF” under the Liquidity Rule, which means that it meets redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. In-Kind ETFs are exempt from certain Liquidity Rule requirements. The Program includes provisions regarding the maintenance of In-Kind ETF status.

At its March 23, 2023 meeting, the Board of Trustees (“Board”) reviewed a written report prepared by the Administrator addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, as required under the Liquidity Rule. Among other things, this report summarized the Administrator’s annual liquidity risk assessment, testing for In-Kind ETF status and monitoring for compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The report noted the Administrator’s conclusion that the implementation and ongoing operation of the Program and related procedures were adequate and effective in managing the Funds’ liquidity risk.

Board Approval of Management Agreements (Unaudited)

Annual Review and Approval of Trust Contracts

Under section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK ETF Trust’s (“Trust”) Board of Trustees (“Trustees” or “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider whether to approve the continuation of (i) the Supervision Agreement between the Trust and ARK Investment Management, LLC (“ARK”) on behalf of each series of the Trust (each, a “Fund” and, collectively, “Funds”); and (ii) the Investment Advisory Agreement between the Trust and ARK (collectively, “Management Agreements”) on behalf of each Fund. In advance of the quarterly Board meeting held via video conference on June 16, 2023 (“Meeting”), the Independent Trustees and their counsel reviewed and discussed with representatives of an independent data provider the report prepared by that provider, that compared, among other things, each Fund’s performance, fees and expenses with those of comparable funds managed by other investment advisers in connection with the Independent Trustees’ consideration of the continuation of the Management Agreements. The Independent Trustees also considered other information, provided to the Board during the year, as part of its evaluation process. Prior to voting on the Management Agreements, the Independent Trustees met in Executive Session with ARK’s senior management and also met in private sessions with their counsel at which time no representatives of management were present.

After the presentation of relevant information by ARK’s senior management and extensive discussions prior to and at the Meeting, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreements on behalf of the Funds. The determination made by all of the Trustees to approve the continuation of the Management Agreements was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreements for each Fund, the following factors were considered by the Trustees, and no one factor was determinative:

(a) The nature, extent and quality of the services provided by ARK to the Funds under the Management Agreements. The Trustees considered the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreements, including: (i) the qualifications of the portfolio managers, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and investment advisory services to the Trust; and (ii) the terms of the Management Agreements. The Trustees considered ARK’s senior management’s discussion of the various duties and responsibilities of ARK under the Management Agreements. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, and legal personnel and ARK’s management of the operations of the Funds.

Based on these and other factors, the Trustees concluded that the nature, extent and quality of the supervisory and investment advisory services that had been and that were expected to continue to be provided to the Funds by ARK were satisfactory and supported the decision of the Trustees to approve the continuation of the Management Agreements with respect to each Fund.

(b) The investment performance of the Funds relative to comparable funds managed by other investment advisers and relevant market indices. The Trustees considered a report prepared by an independent data provider, which compared the performance of each of the Funds to that of comparable ETFs as identified by such independent data provider and appropriate, recognized market indices for the one-year, three-year and five-year periods ended March 31, 2023, as applicable. The Trustees also considered ARK’s senior management’s discussion of the relative performance of the Funds for the period ended March 31, 2023 and year to date.

Based upon their review of the investment performance of each Fund and ARK’s senior management’s discussion of the investment performance of the Funds, the Trustees concluded that each Fund’s overall performance was satisfactory relative to the performance of comparable ETFs and relevant market indices.

(c) A comparison of the management fees (under the Supervision Agreement, which includes the advisory fees under the Investment Advisory Agreement) of the Funds with those of comparable funds managed by other investment advisers and other funds and accounts managed by ARK with comparable investment strategies. The Trustees considered a report prepared by an independent data provider, which compared the management fees paid by the Funds with those paid by comparable ETFs as identified by such independent data provider. The Board noted that the management fee paid by each actively-managed Fund generally was in line with the applicable actively-managed peer group median and that the management fee paid by each passively-managed Fund was either below or above the applicable passively-managed peer group median. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the advisory fees paid by the Funds and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Funds, ARK generally provides these clients with fewer services than it provides to the Funds. The Board noted the relatively small number of ETFs in the Funds’ respective peer groups given the limited number of ETFs with strategies that are comparable to those of the Funds.

Based on their review of the comparative fee data and the other factors considered, the Trustees concluded that the management fee paid by each Fund was reasonable considering the services received by the Fund.

Board Approval of Management Agreements (Unaudited) (concluded)

(d) A comparison of the net expense ratios of the Funds with those of comparable funds managed by other investment advisers. The Trustees considered a report prepared by an independent data provider, which compared the net expense ratios of the Funds with the net expense ratios of comparable ETFs as identified by such independent data provider. The Trustees noted that the actively-managed Funds’ net expense ratios were in line with the applicable actively-managed peer group median and that the passively-managed Funds’ net expense ratios were either below or above the applicable passively-managed peer group median. The Trustees noted the relatively small number of ETFs in the Funds’ peer groups given the limited number of ETFs with strategies that are comparable to those of the Funds.

The Trustees also took into consideration ARK’s view that the unitary structure of the Funds’ management fees (which includes, among other things, the advisory fees) would continue to be easy to understand by investors and would provide a level of predictability with respect to the net expense ratios of the Funds.

Based on the fee comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of each Fund, which reflected both the advisory fee and management fee, was reasonable.

(e) The extent to which economies of scale may be realized as the Funds’ assets increase and whether fee levels would reflect economies of scale. The Trustees considered ARK’s senior management’s discussion of the structure of the current management fees and advisory fees and noted that the unitary fee structure effectively acts as a cap on the fees and expenses (excluding certain specific investment-related and extraordinary fees and expenses) that are borne by the Funds. The Trustees noted that ARK still bears a portion of the ordinary fees and expenses of one of the passively-managed Funds. The Trustees also noted that, although there currently are no breakpoints in any Fund’s management fees or advisory fees, if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

Based on these considerations, the Trustees determined not to request the addition of breakpoints to the Funds’ management fees and advisory fees at specified levels at that time.

(f) The cost of the services provided and profits realized by ARK from the relationship with the Funds. The Trustees considered that certain fees and expenses of the Funds had been assumed and paid by ARK in accordance with the Management Agreements. The Trustees noted that for the 2022 calendar year, all of the Funds had been profitable to ARK.

Based on the information provided to the Trustees, the Trustees concluded that ARK’s profitability was reasonable given the quality and scope of services provided by ARK and the overall investment performance of the Funds.

(g) Benefits derived or to be derived by ARK and its affiliates from ARK’s relationship with the Funds. The Trustees noted that ARK’s reputation as an asset manager has likely benefitted from the performance of the Funds and had the potential to aid ARK in gathering assets for its non-fund business operations. The Trustees also considered that ARK’s affiliates were likely to benefit from the popularity and positive reception of the Funds.

The Board concluded that the nature and amount of any indirect benefits received by ARK and its affiliates from ARK’s relationship with the Funds are reasonable.

(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreements.

Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to continue to perform its obligations under the Management Agreements.

General Conclusion. Based on its consideration of all of the above factors, and such other information as it deemed appropriate and relevant, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the continuation of the Management Agreements, including the fees payable under those Agreements. Accordingly, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreements with respect to each Fund for an additional one-year period.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of the Trust as of July 31, 2023, including their business addresses, year of birth and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Independent Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester 1970	Trustee	Since June 30, 2014

Chief Financial Officer, Sterling Consolidated
Corp (since 2011); Director and Founder,
DirectPay USA LLC (since 2006) (payroll
company); Founder, Madison Park Advisors LLC
(since 2011) (public company advisory);
Proprietor, Scott R. Chichester CPA (since 2001)
(CPA firm).

Trustee and audit committee chairman of Global X ETF fund complex (2008 – 2018); Director of Sterling Consolidated Corp (since 2011).
Darlene T. DeRemer 1955	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (2005 – 2019).

Trustee, Member
of Investment
and Endowment
Committee
of Syracuse
University (since
2010); Interested
Trustee, American
Independence Funds
(2015 – 2019);
Trustee, Risk X
Investment Funds
(2016 – 2020);
Director, United
Capital Financial
Planners (2008 –
2019); Director,
Hillcrest Asset
Management (since
2007); Board
Member, Confluence
Technologies LLC
(2018 – 2021).

Robert G. Zack 1948	Trustee	Since June 30, 2014

Adjunct Professor at the University of Virginia
School of Law (since 2014); Counsel, Dechert
LLP (2012 – 2014); Executive Vice President,
OppenheimerFunds, Inc. (2004 – 2011);
General Counsel, OppenheimerFunds, Inc.
(2002 – 2010); Secretary and General Counsel,
Oppenheimer Acquisition Corp. (2001 – 2011);
Executive Vice President, General Counsel
and Director, OFI Trust Co. (2001 – 2011);
Vice President and Secretary, Oppenheimer
Funds (2002 – 2011).

Trustee of University of Virginia Law School Foundation 2011 – 2022.

(1)  The address for each Trustee and officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Each Trustee serves until the earlier of resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Interested Trustee

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood 1955	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013

Managing Member, Founder and Chief
Executive Officer, ARK Investment Management
LLC (since 2013); President, ARK ETF Trust
(2014 – 2015); Senior Vice President and Chief
Investment Officer of Thematic Portfolios,
AllianceBernstein L.P. (2009 – 2013).

Executive Director, Wall Street
Blockchain Alliance
(since 2018);
Independent
Non-Executive
Director, Amun
Holdings Ltd (since
2018); Director,
NexPoint Advisors:
NexPoint Residential
Trust Inc., NexPoint
Real Estate Finance
Inc. and VineBrook
Homes Trust Inc.
(since 2020);
Director, MIMIK
Technologies Inc.
(since 2021); Board
Member, Strange
Brewing SA (since
2018).

(1)  The address for each Trustee and officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Each Trustee serves until the earlier of resignation, death, retirement or removal.

Officer Information

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood 1955	Trustee, Chief Executive Officer and Chief Investment Officer	Since 6/30/14	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015).
William C. Cox 1966	Treasurer and Chief Financial Officer	Since 6/30/14	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013 – 2018).
Kellen Carter 1982	Chief Compliance Officer; Secretary; Chief Legal Officer	Since 5/26/16 Since 5/26/16 Since 12/16/16

Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (2016 – 2018), Corporate Counsel, ARK Investment Management LLC (since July 2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016).

Forest Wolfe 1972	Chief Legal Officer	Since 12/16/22	General Counsel, ARK Investment Management LLC (since August 2021); General Counsel, Angelo, Gordon & Co., L.P. (2012 – 2021).
Thomas G. Staudt 1987	President Vice President	Since 12/16/16 03/27/15 – 12/16/16

Director of Product Development and Associate Operating Officer (2015 – 2016), Interim Chief Operating Officer, ARK Investment Management LLC (2016 – 2018), Chief Operating Officer, ARK Investment Management LLC (since April 2018); Associate Portfolio Manager, ARK Investment Management LLC (2014 – 2015).

(1)  The address for each officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling (727) 810-8160 collect or visiting our website at www.ark-funds.com.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
200 Central Avenue, Suite 220
St. Petersburg, FL 33701

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 200 Central Avenue, Suite 220, St. Petersburg, FL 33701 | 727.810.8160 | info@ark-invest.com | ark-funds.com

(b)    Not applicable.

Item 2.       Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(b)    For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)    Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)    Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)    Compliance with applicable governmental laws, rules, and regulations;

(4)    The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)    Accountability for adherence to the code.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this item.

(d)    During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)     The registrant does not intend to satisfy the disclosure requirements under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)     The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3.       Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.       Principal Accountant Fees and Services.

Audit Fees

(a)     The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $120,000 for July 31, 2022 and $176,000 for July 31, 2023.

Audit-Related Fees

(b)    The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for July 31, 2022 and $0 for July 31, 2023.

Tax Fees

(c)     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $75,650 for July 31, 2022 and $105,500 for July 31, 2023.

All Other Fees

(d)    The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2022 and $0 for July 31, 2023.

(e)(1)     The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)     The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2022 were $205,871 and for July 31, 2023 were $287,500.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.     Controls and Procedures.

(a)     As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)           Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)           Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)     Not applicable.

(a)(2)(2)     Not applicable.

(b)               Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK ETF Trust
By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	October 6, 2023
By (Signature and Title)*	/s/ William C. Cox
William C. Cox
Treasurer and Chief Financial Officer
(principal financial officer)
Date	October 6, 2023

__________

*       Print the name and title of each signing officer under his or her signature.